                  -------------------------------------------

                             OFFIT High Yield Fund

                        OFFIT Emerging Markets Bond Fund

                        OFFIT Latin America Equity Fund

                         OFFIT New York Municipal Fund

                        OFFIT California Municipal Fund

                         OFFIT National Municipal Fund

                     OFFIT U.S. Government Securities Fund

                         OFFIT Mortgage Securities Fund

                            OFFIT Total Return Fund

                          ---------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 2000

                                      THE
                                     OFFIT
                              INVESTMENT FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present you with the December 31, 2000 Annual Report for The OFFIT Investment Fund, Inc. As of that date the Fund's investment portfolios have assets in excess of $1.36 billion.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager are part of this Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

We greatly value your participation in our Funds. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

/s/ Wallace Mathai-Davis

Wallace Mathai-Davis

February 9, 2001

                                     OFFIT
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

Poor market liquidity, tight bank credit, and volatile equity markets continued to plague the high yield sector in the second half of 2000. The market, however, appears to have bottomed out in late November as returns turned positive in December and even more so into January 2001. The Fund's net investment return for the second half of 2000 was a disappointing -3.36%, bringing the full year return to -4.34% for Select Shares. While incurring nominal losses during the year, the fund materially outperformed the Lipper High Current Yield Fund Average which returned -8.92% for the year. The December 31, 2000 net asset value of $7.92 for Select Shares was 13% lower than the $9.11 prior year value. The net assets of the Fund at year-end were $969 million. Reflective of the higher market yields and lower prices, the 30-day SEC yield increased to 12.37% at year-end from 10.78% at June 30, 2000.

During the second half of 2000 high yield was negatively impacted by extreme illiquidity and the default of several large, well-known companies. The slightest earnings shortfall or disappointing announcement frequently resulted in a bond gapping down in price and becoming a virtual "untouchable." In early October, Owens Corning Corporation, an investment-grade credit, filed for bankruptcy in the face of mounting asbestos claims. That filing, in concert with the illiquidity and selling pressure already present in the high yield market, pushed more credits to the brink of insolvency as banks and investors became even more nervous. Shortly after the Owens Corning filing, another investment grade credit, Armstrong World Industries, also filed. Other high-grade credits, such as Xerox Corporation, were also affected as any company with suspect fundamentals gapped down in price. Access to capital that had been taken for granted suddenly was the number-one risk facing any corporate issuer.

This "perfect storm" continued until the end of November when the average yield in the high yield market topped 14%, about twice the yield of high-grade corporates, and the average spread to Treasuries was over 800 basis points. The distress ratio, the percentage of securities quoted at spreads above 1000 basis points, increased to approximately 32%, its highest level since September 1991, when it was 33%. The distress ratio started the year at less than 12%.

In early December the market started to change direction. Security valuations had reached such bearish extremes that prices were too compelling to ignore. Several well-known equity investors started to nibble in the sector. High yield mutual funds had approximately 8% of their portfolios in cash, the highest liquidity percentage since October 1995. Selling pressure on the funds had slowed and buy interest started to develop for better quality credits.

As this occurred, the Fed shifted its stance indicating rate cuts were likely. The best environment for a spread product such as high yield is a positive yield curve. This structure helps reliquify the domestic banks and helps return liquidity to the market at large. All of this set off an improving market that provided positive returns for December and into the new year.

New issue supply totaled $17.7 billion in the second half and almost $50 billion for all of 2000, or about half that issued in 1999. New issue credit quality was much improved in 2000 as the market resisted the financing of unknown or lower quality credits. During 2000, mutual fund outflows approached $10 billion, which placed considerable selling pressure on the high yield market. Countering this flow was the active pipeline of new CBO's that bought over $13 billion in high yield and leveraged loans during the year.

For the past two years the high yield market has been undergoing a cleansing process, flushing out the marginal securities by default or reorganization. Many of these securities were issued in 1997 and early 1998 and represent the excesses of that exuberant period. This process, along with the stronger credit standards of the new issue market, should lead to a firmer, healthier market over the next 12 to 18 months. In the interim, as the market works through these credit problems, default rates may continue to rise. However, investors should begin to look beyond to a market with fewer credit problems.

The Fed's move to a neutral bias in December and the 50 basis point rate cut in early January 2001 are bullish signs for the high yield market. The market may also benefit from an unaccustomed but welcome spate of positive articles in the financial press. The best historic returns achieved by the high yield market have occurred as the market recovered from a prolonged downturn such as the current one. The current outlook for high yield returns is the best that it has been in many years.

The Fund is well positioned to benefit as the high yield market strengthens. We continued to consolidate the number of issues in the portfolio, achieving a net reduction of 14 issues during the second half of the year and 44 issues since the beginning of the year. Smaller less liquid positions were sold out when the market allowed at favorable prices. Several issues trading at tight spreads were also sold. The concentration of some of our higher quality core holdings increased as we added at lower prices or maintained a full position as the Fund contracted. Several new credits were added at deep

2
----------------

                                     OFFIT
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
discounts, including former investment grade issuers Owens Illinois, Saks Inc., and Service Corp. International. With the average bond price in the fund now at $84, considerable capital appreciation potential exists. We have also reduced cash to less than 5% of net assets by making recent opportunistic purchases. The Fund will more fully participate as the high yield market recovers.

The portfolio was also affected by several other events or developments. Both Primark and Project Orange tendered for their securities at investment grade spreads. Stena Line successfully tendered for their notes above the then-current market price. Repap New Brunswick securities appreciated on the news of their being acquired by a financially stronger company. Hospital companies including Columbia/HCA Healthcare and Tenet Healthcare performed strongly as a result of improving operating fundamentals and their defensive nature in a slowing economy. Energy credits were boosted by the impact of higher oil prices. On the negative credit side, the steel industry continued to suffer from oversupply brought on by high steel imports, and the auto parts sector was hurt by slower after-market sales both here and abroad.

We continue to focus on the better quality sectors of the high yield market and have made a conscious effort to maintain portfolio quality. Approximately 41% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. Additionally, 64% of the holdings are rated at least B1 or B+. Many of the lower rated or unrated holdings are senior in capital structure, including our largest holding, Eurotunnel bank debt. The Fund remains very well diversified with over 165 issues. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.

Stephen T. Shapiro
January 19, 2001

                                                                               3
                                                                ----------------

                                     OFFIT
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
The following graph represents the total return based on a $250,000 investment made in the OFFIT High Yield Fund (including its predecessor partnership as discussed below) at January 1, 1991 and held through December 31, 2000 as well as the performance of the Merrill Lynch All High Yield Bond Index and the Lipper High Current Yield Fund Average over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            OFFIT HIGH YIELD      MERRILL LYNCH ALL    LIPPER HIGH CURRENT
          FUND - SELECT SHARES  HIGH YIELD BOND INDEX  YIELD FUND AVERAGE
12/31/90              $250,000               $250,000             $250,000
12/31/91              $332,856               $336,442             $340,017
12/31/92              $404,784               $397,542             $397,879
12/31/93              $490,259               $465,851             $474,871
12/31/94              $502,673               $460,412             $456,920
12/31/95              $591,878               $552,047             $532,907
12/31/96              $669,589               $613,120             $605,647
12/31/97              $746,110               $601,753             $685,563
12/31/98              $779,621               $717,110             $681,757
12/31/99              $768,271               $728,386             $710,211
12/31/00              $754,075               $700,792             $646,858

      AVERAGE ANNUAL TOTAL RETURN        ONE YEAR  THREE YEAR  FIVE YEAR  TEN YEAR
OFFIT High Yield Fund - Select Shares*    (4.34%)       0.35%      4.96%    11.67%
OFFIT High Yield Fund - MSD&T Shares*     (4.57%)         N/A        N/A       N/A
Merrill Lynch All High Yield Bond Index   (3.79%)       0.43%      4.89%    10.86%
Lipper High Current Yield Fund Average    (8.92%)     (1.92%)      3.95%     9.97%

The OFFIT High Yield Fund-Advisor Shares total return for the period June 14, 2000 (re-sale of Advisor shares) through December 31, 2000 was (4.57%).

The performance information for the period January 1, 1991 through March 1, 1994 reflects the performance of The Senior Securities Fund, L.P. (the "Partnership"), the predecessor limited partnership to the Fund. As a registered investment company, the Fund is subject to certain restrictions under the Investment Company Act and the Internal Revenue Code to which the Partnership was not subject. Had the Partnership been registered under the Act and subject to the Code, its performance may have been adversely affected.

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

4
----------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                                  SHARES OR
                                                                  PRINCIPAL              MARKET
                                                                   AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS (89.1%)
  AUTOMOTIVE (3.1%)
    Exide Corp. Sr Notes, 10.00%, 04/15/05..................    $  8,000,000          $  5,920,000
    Federal-Mogul Corp. Notes, 7.375%, 01/15/06.............       5,000,000               800,000
    Federal-Mogul Corp. Notes, 7.75%, 07/01/06..............       4,000,000               640,000
    Federal-Mogul Corp. Notes, 7.875%, 07/01/10.............      12,000,000             1,920,000
    Hayes Lemmerz International Inc. Sr Sub Notes, 9.125%,
     07/15/07...............................................       9,000,000             5,985,000
    Lear Corp. Sr Notes, 8.11%, 05/15/09....................      12,000,000            10,882,200
    Tenneco Inc. Sr Sub Notes, 11.625%, 10/15/09............       8,500,000             4,165,000
                                                                                      ------------
                                                                                        30,312,200
                                                                                      ------------
  BROADCAST/MEDIA (2.3%)
    Hollinger International Publishing Sr Sub Notes, 9.25%,
     03/15/07...............................................       4,000,000             3,980,000
    MDC Communications Inc. Sr Sub Notes, 10.50%,
     12/01/06...............................................       4,750,000             4,322,500
    Sinclair Broadcasting Group Inc. Sr Sub Notes, 10.00%,
     09/30/05...............................................       7,500,000             7,237,500
    World Color Press Sr Sub Notes, 8.375%, 11/15/08........       7,000,000             7,173,810
                                                                                      ------------
                                                                                        22,713,810
                                                                                      ------------
  CABLE (7.8%)
    Adelphia Communications Corp. Sr Notes, 9.375%,
     11/15/09...............................................      10,000,000             8,800,000
    Adelphia Communications Corp. Sr Notes, 9.50%,
     02/15/04...............................................       1,252,911             1,152,678
    Adelphia Communications Corp. Sr Notes, 9.875%,
     03/01/07...............................................       7,500,000             6,975,000
    Century Communications Corp. Sr Notes, 9.75%,
     02/15/02...............................................       5,500,000             5,417,500
    Charter Communications Holdings Sr Notes, 8.625%,
     04/01/09...............................................      10,000,000             9,075,000
    Diamond Cable Communications PLC Sr Discount Notes,
     11.75%, 12/15/05.......................................       7,500,000             6,600,000
    NTL Inc. Sr Notes, 0/9.75%, 04/01/08....................      16,000,000(2)          8,800,000
    Telewest Communications PLC Sr Discount Debs., 11.00%,
     10/01/07...............................................      19,000,000            17,005,000
    Telewest Communications PLC Sr Discount Notes, 0/9.875%,
     04/15/09...............................................       8,000,000(c)(2)       5,556,936
    United Pan-Europe Communications Sr Notes, 10.875%,
     08/01/09...............................................       9,000,000             5,850,000
                                                                                      ------------
                                                                                        75,232,114
                                                                                      ------------
  CHEMICAL (2.1%)
    Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05...      10,000,000             3,700,000
    Lyondell Chemical Co. Sr Secured Notes, 9.875%,
     05/01/07...............................................      10,000,000             9,700,000
    Terra Industries Inc. Sr Notes, 10.50%, 06/15/05........      11,000,000             7,040,000
                                                                                      ------------
                                                                                        20,440,000
                                                                                      ------------
  CONSUMER GROUPS (5.2%)
    Chiquita Brands International Inc. Sr Notes, 9.125%,
     03/01/04...............................................       6,000,000             2,220,000
    Chiquita Brands International Inc. Sr Notes, 10.00%,
     06/15/09...............................................       4,000,000             1,400,000
    Chiquita Brands International Inc. Sr Notes, 10.25%,
     11/01/06...............................................       4,000,000             1,400,000
    CHS Electronics Inc. Sr Notes, 9.875%, 04/15/05.........       4,500,000(5)             90,000
    Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07.............       7,500,000             6,450,000
    Fisher Scientific International Inc. Sr Sub Notes,
     9.00%, 02/01/08........................................       7,500,000             6,862,500
    Fleming Companies Inc. Sr Notes, 10.625%, 12/15/01......       6,000,000             5,760,000
    Fruit of The Loom Sr Notes, 8.875%, 04/15/06............       8,000,000(5)            720,000
    Imperial Holly Sr Sub Notes, 9.75%, 12/15/07............       6,500,000(5)            650,000
    Nash Finch Co. Sr Sub Notes, 8.50%, 05/01/08............       4,500,000             3,285,000
    Playtex Products Inc. Sr Notes, 8.875%, 07/15/04........       6,500,000             6,240,000
    Protection One Alarm Sr Notes, 7.375%, 08/15/05.........       7,500,000             4,650,000
    Revlon Consumer Products Sr Sub Notes, 8.625%,
     02/01/08...............................................       7,000,000             3,710,000
    Service Corp. International Notes, 6.00%, 12/15/05......       4,000,000             2,240,000
    Service Corp. International Notes, 6.875%, 10/01/07.....       2,900,000             1,566,000
    United Artists Theatre Pass Through Certificates, 9.30%,
     07/01/15...............................................       4,643,507             3,157,584
                                                                                      ------------
                                                                                        50,401,084
                                                                                      ------------

    The accompanying notes are an integral part of the financial statements.
                                                                               5
                                                                   -------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                                  SHARES OR
                                                                  PRINCIPAL              MARKET
                                                                   AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  FINANCIAL SERVICES/INSURANCE (1.9%)
    Amresco Inc. Sr Sub Notes, 9.875%, 03/15/05.............    $  6,000,000          $  3,240,000
    Presidential Life Corp. Sr Notes, 7.875%, 02/15/09......       7,250,000             6,680,222
    Reliance Group Holdings Inc. Sr Sub Notes, 9.75%,
     11/15/03...............................................      10,500,000(5)            105,000
    Willis Corroon Corp. Sr Sub Notes, 9.00%, 02/01/09......       9,000,000             8,055,000
                                                                                      ------------
                                                                                        18,080,222
                                                                                      ------------
  FOREST & PAPER PRODUCTS (3.5%)
    Doman Industries Ltd. Sr Notes, 9.25%, 11/15/07.........       8,000,000             3,120,000
    Maxxam Group Holdings Inc. Sr Notes, 12.00%, 08/01/03...       4,200,000             3,864,000
    Pindo Deli Financial Mauritius Gtd., 10.75%, 10/01/07...       5,500,000             2,035,000
    Repap New Brunswick First Priority Sr Secured Notes,
     9.00%, 06/01/04........................................      10,000,000            10,350,000
    Stone Container Finance Corp. Sr Notes, 11.50%,
     08/15/06...............................................       6,500,000(1)          6,727,500
    Stone Container Corp. Sr Sub Debs, 12.25%, 04/01/02.....       2,506,000             2,531,060
    U.S. Timberlands Finance Corp. Sr Notes, 9.625%,
     11/15/07...............................................       6,500,000             5,200,000
                                                                                      ------------
                                                                                        33,827,560
                                                                                      ------------
  GENERAL INDUSTRIES/MANUFACTURING (6.0%)
    Allied Waste North America Sr Notes, 7.625%, 01/01/06...      10,000,000             9,500,000
    Allied Waste North America Sr Sub Notes, 10.00%,
     08/01/09...............................................       5,000,000             4,700,000
    Foamex L.P. Sr Sub Notes, 9.875%, 06/15/07..............       2,500,000             1,375,000
    Galey & Lord Inc. Sr Sub Notes, 9.125%, 03/01/08........       7,500,000             4,237,500
    Owens Illinois Inc., Sr Notes, 7.85%, 05/15/04..........       6,500,000             3,900,000
    Pillowtex Corp. Sr Sub Notes, 10.00%, 11/15/06..........       8,000,000(5)            240,000
    Sequa Corp. Sr Notes, 9.00%, 08/01/09...................      11,000,000            10,917,500
    United Rentals Inc. Sr Sub Notes, 9.50%, 06/01/08.......       7,000,000             5,320,000
    Wesco Distribution Inc. Sr Sub Notes, 9.125%,
     06/01/08...............................................       6,500,000             5,720,000
    Westpoint Stevens Inc. Sr Notes, 7.875%, 06/15/08.......       7,500,000             5,325,000
    Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07.......       8,000,000             6,320,000
                                                                                      ------------
                                                                                        57,555,000
                                                                                      ------------
  HEALTH CARE (5.6%)
    Columbia/HCA Healthcare Medium Term Notes, 7.25%,
     05/20/08...............................................       4,000,000             3,842,920
    Columbia/HCA Healthcare Notes, 7.00%, 07/01/07..........       6,500,000             6,203,535
    Columbia/HCA Healthcare Notes, 8.85%, 01/01/07..........       7,500,000             7,808,775
    Conmed Corp. Sr Sub Notes, 9.00%, 03/15/08..............       8,500,000             6,800,000
    Genesis Health Ventures Sr Sub Notes, 9.875%,
     01/15/09...............................................       7,500,000(5)            665,625
    Integrated Health Services Inc. Sr Sub Notes, 9.50%,
     09/15/07...............................................      12,000,000(5)            150,000
    Magellan Health Services Sr Sub Notes, 9.00%,
     02/15/08...............................................       3,500,000             2,485,000
    Medaphis Corp. Sr Notes, 9.50%, 02/15/05................       6,500,000             4,745,000
    Pharmerica Inc. Sr Sub Notes, 8.375%, 04/01/08..........       7,000,000             4,900,000
    Tenet Healthcare Corp. Sr Sub Notes, 8.125%, 12/01/08...       8,000,000             8,080,000
    Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07...       8,000,000             8,220,000
                                                                                      ------------
                                                                                        53,900,855
                                                                                      ------------
  HOTELS & GAMING (7.4%)
    Felcor Lodging L.P. Sr Notes, 9.50%, 09/15/08...........       7,000,000             6,965,000
    Felcor Suites L.P. Sr Notes, 7.625%, 10/01/07...........      10,000,000             9,150,000
    Harrahs Operating Co. Inc. Sr Sub Notes, 7.875%,
     12/15/05...............................................       4,000,000             3,950,000
    HMH Properties Sr Notes, 7.875%, 08/01/08...............      10,000,000             9,500,000
    John Q. Hammons Hotels L.P. First Mtg. Notes, 8.875%,
     02/15/04...............................................       9,000,000             8,145,000
    John Q. Hammons Hotels L.P. First Mtg. Notes, 9.75%,
     10/01/05...............................................       7,000,000             6,335,000
    Park Place Entertainment Sr Sub Notes, 7.875%,
     12/15/05...............................................       5,000,000             4,900,000
    Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07...       6,000,000             6,030,000
    Sun International Hotels Ltd. Sr Sub Notes, 9.00%,
     03/15/07...............................................       8,500,000             8,032,500
    Trump Atlantic City First Mtg. Notes, 11.25%,
     05/01/06...............................................       8,500,000             5,610,000
    Trump Atlantic City First Mtg. Notes II, 11.25%,
     05/01/06...............................................       5,000,000             3,300,000
                                                                                      ------------
                                                                                        71,917,500
                                                                                      ------------

    The accompanying notes are an integral part of the financial statements.
6
-------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                                  SHARES OR
                                                                  PRINCIPAL              MARKET
                                                                   AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  METALS & MINING (6.3%)
    AK Steel Corp. Sr Notes, 9.125%, 12/15/06...............    $  8,000,000          $  7,640,000
    Armco Inc. Sr Notes, 9.00%, 09/15/07....................       8,000,000             7,120,000
    Centaur Mining Exploration Sr Secured Notes, 11.00%,
     12/01/07...............................................       7,500,000             1,350,000
    EES Coke Battery Co. Inc. Series B Sr Secured Notes,
     9.382%, 04/15/07.......................................       5,750,000(1)          3,450,000
    Freeport McMoran C&G Debs., 7.20%, 11/15/26.............       8,500,000             5,355,000
    Glencore Nickel Pty Ltd. Sr Secured Bonds, 9.00%,
     12/01/14...............................................      16,000,000            13,040,000
    Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08.....       9,000,000             7,110,000
    Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%,
     02/15/02...............................................       3,000,000             2,700,000
    Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%,
     10/15/06...............................................       5,000,000             4,100,000
    LTV Corp. Sr Notes, 8.20%, 09/15/07.....................      11,000,000(5)            220,000
    LTV Corp. Sr Notes, 11.75%, 11/15/09....................       4,000,000(5)             80,000
    National Steel Corp. First Mtg. Bonds, 8.375%,
     08/01/06...............................................       9,235,000             3,878,700
    Wheeling-Pittsburgh Corp. Sr Notes, 9.25%, 11/15/07.....      10,000,000(5)            300,000
    WHX Corp. Sr Notes, 10.50%, 04/15/05....................       7,000,000             4,550,000
                                                                                      ------------
                                                                                        60,893,700
                                                                                      ------------
  OIL/GAS (5.9%)
    Clark R&M Inc. Sr Notes, 8.625%, 08/15/08...............       4,500,000             3,420,000
    Clark R&M Inc. Sr Sub Notes, 8.875%, 11/15/07...........       6,000,000             3,330,000
    Crown Central Petroleum Corp. Sr Notes, 10.875%,
     02/01/05...............................................       2,400,000             1,968,000
    Energy Corp. of America Sr Sub Notes, 9.50%, 05/15/07...       5,000,000             4,000,000
    Frontier Oil Corp. Sr Notes, 9.125%, 02/15/06...........       4,000,000             3,540,000
    Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09...........       5,500,000             5,445,000
    Giant Industries Services Inc. Sr Sub Notes, 9.00%,
     09/01/07...............................................      10,000,000             9,100,000
    Hvide Marine Term Loan A, 9.88%, 03/10/10...............       2,440,316(3)(4)       2,431,165
    Hvide Marine Term Loan B, 10.38%, 03/10/10..............       1,035,391(3)(4)       1,031,509
    Hvide Marine Term Loan C, 10.84%, 03/10/10..............       3,278,738(3)(4)       3,266,443
    KCS Energy Inc. Sr Notes, 11.00%, 01/15/03..............      11,000,000(5)         10,560,000
    Newpark Resources Inc. Sr Sub Notes, 8.625%, 12/15/07...      10,000,000             9,250,000
                                                                                      ------------
                                                                                        57,342,117
                                                                                      ------------
  REAL ESTATE (6.9%)
    CB Richard Ellis Sr Sub Notes, 8.875%, 06/01/06.........      10,500,000             9,975,000
    Forest City Enterprises Sr Notes, 8.50%, 03/15/08.......       7,500,000             6,862,500
    LNR Property Corp. Sr Sub Notes, 10.50%, 01/15/09.......       7,500,000             7,125,000
    MDC Holdings Inc. Sr Notes, 8.375%, 02/01/08............       5,000,000             4,525,000
    NVR Inc. Sr Notes, 8.00%, 06/01/05......................       6,000,000             5,820,000
    Rockefeller Center Properties Sr Notes, 7.438%,
     12/31/07...............................................      24,000,000            23,040,000
    Tanger Properties L.P. Sr Notes, 7.875%, 10/24/04.......      10,500,000            10,179,225
                                                                                      ------------
                                                                                        67,526,725
                                                                                      ------------
  RETAIL (1.8%)
    G&G Retail Inc. Sr Notes, 11.00%, 05/15/06..............       2,500,000             1,400,000
    Saks Inc. Notes, 7.00%, 07/15/04........................       8,500,000             6,162,500
    The Pep Boys-Manny Moe & Jack Medium Term Notes, 6.75%,
     03/10/04...............................................       8,000,000             4,560,000
    Zale Corp. Sr Notes, 8.50%, 10/01/07....................       5,000,000             4,800,000
                                                                                      ------------
                                                                                        16,922,500
                                                                                      ------------
  TELECOMMUNICATIONS-WIRELESS (4.6%)
    Arch Escrow Corp. Sr Notes, 13.75%, 04/15/08............       7,000,000             2,450,000
    Centennial Cellular Sr Sub Notes, 10.75%, 12/15/08......       7,500,000             7,050,000
    Metrocall Inc. Sr Sub Notes, 11.00%, 09/15/08...........       4,000,000               960,000
    Nextel Communications Sr Discount Notes, 0/10.65%,
     09/15/07...............................................      18,000,000(2)         14,130,000
    Rogers Cantel Inc. Sr Notes, 8.30%, 10/01/07............       4,000,000             3,960,000
    Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07........       6,500,000             6,500,000
    Spectrasite Holding Inc. Sr Notes, 12.50%, 11/15/10.....       5,000,000             4,962,500

    The accompanying notes are an integral part of the financial statements.
                                                                               7
                                                                   -------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                                  SHARES OR
                                                                  PRINCIPAL              MARKET
                                                                   AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  TELECOMMUNICATIONS-WIRELESS (CONTINUED)
    Winstar Communications Sr Discount Notes, 0/14.75%,
     04/15/10...............................................    $ 16,500,000(2)       $  5,115,000
                                                                                      ------------
                                                                                        45,127,500
                                                                                      ------------
  TELECOMMUNICATIONS-WIRELINE (9.3%)
    Alaska Communications Sr Sub Notes, 9.375%, 05/15/09....       9,000,000             7,560,000
    Call Net Enterprises Sr Discount Notes, 0/8.94%,
     08/15/08...............................................      10,000,000(2)          3,000,000
    Covad Communication Group Sr Notes, 12.00%, 02/15/10....       6,000,000             1,500,000
    E. Spire Communications Sr Discount Notes, 0/10.625%,
     07/01/08...............................................       4,000,000(2)          1,000,000
    Flag Limited Sr Notes, 8.25%, 01/30/08..................      12,000,000            10,080,000
    Flag Telecom Holdings Ltd. Sr Notes, 11.625%,
     03/30/10...............................................       8,000,000(a)          5,858,385
    Global Crossing Holdings Ltd. Sr Notes, 9.125%,
     11/15/06...............................................      10,000,000             9,575,000
    Global Telesystems Europe Sr Notes, 11.00%, 12/01/09....       9,000,000(a)          3,548,829
    Intermedia Communications Sr Discount Notes, 0/11.25%,
     07/15/07...............................................      12,000,000(2)          7,200,000
    Level 3 Communications Sr Notes, 9.125%, 05/01/08.......      12,000,000             9,720,000
    Level 3 Communications Sr Notes, 11.25%, 03/15/10.......       8,500,000(a)          6,424,038
    Metromedia Fiber Network Sr Notes, 10.00%, 12/15/09.....       8,000,000             6,800,000
    Nextlink Communication Sr Notes, 10.75%, 11/15/08.......      10,000,000             8,250,000
    Psinet Inc. Sr Notes, 10.00%, 02/15/05..................       6,500,000             1,820,000
    Williams Communications Group Inc. Sr Notes, 10.875%,
     10/01/09...............................................      10,000,000             7,400,000
                                                                                      ------------
                                                                                        89,736,252
                                                                                      ------------
  TRANSPORTATION (5.6%)
    Eurotunnel Finance Tier 2, 5.28%, 12/31/18..............     213,000,000(b)(4)      22,102,202
    Eurotunnel Finance Tier 2, 7.03%, 12/31/18..............      11,000,000(c)(4)      12,241,691
    Eurotunnel Finance Tier 3, 5.28%, 01/15/12..............      40,000,000(b)(4)       3,349,144
    Piedmont Aviation Inc. Equipment Trust Certificates 1988
     Series F, 10.15%, 03/28/03.............................       1,000,000             1,005,620
    Sea Containers Ltd. Sr Notes, 7.875%, 02/15/08..........       6,500,000             4,257,500
    Stena AB Sr Notes, 10.50%, 12/15/05.....................       5,000,000             4,500,000
    U.S. Air Inc. Equipment Trust Certificates, 1988
     Series B, 10.00%, 01/15/02.............................       1,334,000             1,342,351
    U.S. Air Inc. Equipment Trust Certificates, 1990
     Series A, 11.20%, 03/19/05.............................       2,894,334             2,932,800
    U.S. Air Inc. Equipment Trust Certificates, 1990
     Series B, 10.33%, 06/27/02.............................         803,000               814,900
    U.S. Air Inc. Equipment Trust Certificates, 1990
     Series D, 10.28%, 06/27/01.............................         837,000               839,126
    U.S. Air Inc. Equipment Trust Certifactes, 1990
     Series D, 10.43%, 06/27/04.............................       1,014,000             1,023,745
                                                                                      ------------
                                                                                        54,409,079
                                                                                      ------------
  UTILITIES (3.8%)
    AES Corp. Sr Notes, 8.00%, 12/31/08.....................       4,000,000             3,800,000
    AES Corp. Sr Sub Notes, 8.50%, 11/01/07.................      12,000,000            11,580,000
    AES Eastern Energy Pass Through Certificates, 9.00%,
     01/02/17...............................................       8,000,000             8,120,800
    Caithness Coso Funding Corp. Sr Secured Notes, 9.05%,
     12/15/09...............................................       8,000,000             7,960,000
    Tucson Electric Power Co. Springerville Unit 1, 10.211%,
     01/01/09...............................................       5,482,297             5,591,943
                                                                                      ------------
                                                                                        37,052,743
                                                                                      ------------
    TOTAL CORPORATE BONDS (COST $1,129,264,591).............                           863,390,961
                                                                                      ------------
ASSET-BACKED SECURITIES (1.9%)
  REAL ESTATE (0.3%)
    RTC Mtg. Tr. Series 1994-C1 Class F, Mortgage Loan
     Backed Bonds, 8.00%, 06/25/26..........................       1,772,949             1,746,355
    RTC Mtg. Tr. Series 1994-C2 Class G, Mortgage Loan
     Backed Bonds, 8.00%, 04/25/25..........................       1,275,888             1,256,749
                                                                                      ------------
                                                                                         3,003,104
                                                                                      ------------
  STRUCTURED FINANCE (1.6%)
    Carlyle High Yield Partners Sr Sub Secured Notes
     Class C, 8.74%, 05/15/07...............................       8,000,000             7,720,000
    DLJ CBO Ltd. Sr Secured Fixed Rate Notes Class B,
     8.345%, 04/15/11.......................................       8,500,000(1)          7,735,000
                                                                                      ------------
                                                                                        15,455,000
                                                                                      ------------
    TOTAL ASSET-BACKED SECURITIES (COST $18,691,989)........                            18,458,104
                                                                                      ------------

    The accompanying notes are an integral part of the financial statements.
8
-------------

                                     OFFIT
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                                  SHARES OR
                                                                  PRINCIPAL              MARKET
                                                                   AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------
PREFERRED STOCKS (2.6%)
  HEALTH CARE (1.5%)
    Fresenius Medical Capital Trust II Pfd, 7.875%,
     02/01/08...............................................    $  5,000,000          $  4,550,000
    Fresenius Medical Care Capital Trust Pfd, 9.00%,
     12/01/06...............................................      10,000,000             9,600,000
                                                                                      ------------
                                                                                        14,150,000
                                                                                      ------------
  TELECOMMUNICATIONS-WIRELESS (1.1%)
    Centaur Funding Corp. Pfc. Series B, 9.08%, 04/21/20....      10,000,000(1)         10,200,000
                                                                                      ------------
    TOTAL PREFERRED STOCKS (COST $24,983,148)...............                            24,350,000
                                                                                      ------------
RIGHTS/WARRANTS (0.0%)
  RETAIL (0.0%)
    G&G Retail Holdings.....................................           2,500                     0
                                                                                      ------------
    TOTAL RIGHTS/WARRANTS (COST $0).........................                                     0
                                                                                      ------------
REPURCHASE AGREEMENT (4.7%)
    Bank of New York Repurchase Agreement, 5.50%, 01/02/01
     (dated 12/29/00; proceeds $45,556,523, collateralized
     by $45,000,000 U.S. Treasury Notes 5.375%, due
     06/30/03, valued at $46,346,484).......................      45,528,700            45,528,700
                                                                                      ------------
    TOTAL REPURCHASE AGREEMENT (COST $45,528,700)...........                            45,528,700
                                                                                      ------------
    TOTAL INVESTMENTS (COST $1,218,468,428) (+) -- 98.3%....                           951,727,765
    OTHER ASSETS IN EXCESS OF LIABILITIES 1.7%..............                            16,793,121
                                                                                      ------------
    TOTAL NET ASSETS -- 100.0%..............................                          $968,520,886
                                                                                      ============

---------------
(+) At December 31, 2000, the cost for Federal income tax purposes was $1,218,548,820. Net unrealized depreciation was $266,821,055. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,791,823 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $272,612,878.

Principal denominated in the following currencies:

(a) Euro
(b) French Franc
(c) British Pound

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Step-Up Bond.
(3) Interest rate shown is the rate in effect at December 31, 2000.
(4) Illiquid security.
(5) Security in default.

    The accompanying notes are an integral part of the financial statements.
                                                                               9
                                                                   -------------

                                     OFFIT
                           EMERGING MARKETS BOND FUND

--------------------------------------------------------------------------------
The total return for the OFFIT Emerging Markets Bond Fund for 2000 was 7.44% for Select Shares. For the quarter ending December 31, 2000, the Fund had a total return of -1.12%. As of December 31, 2000, the Fund had a 30-day SEC yield of 13.44% and a current yield of 11.68%. The average duration was approximately
3.79 years and the net asset value per share was $8.93.

While the Fund underperformed the Lipper Analytical Emerging Market Debt Index for the year (which had a total return in 2000 of 9.43%), over longer investment horizons we continue to outperform our peers. The Fund has returned 10.73% on an annualized basis since its March 1994 inception against an annualized return of 8.85% for the Lipper Analytical Emerging Market Debt Index. We believe this highlights not only the continued importance of country and company selection when investing in emerging markets bonds, but also the value of investing across full market cycles.

The Fund remains 100% invested in US dollar-denominated bonds--82% in corporate bonds, and the remainder in government bonds. We maintain our strategic investment focus on Latin American corporate bonds, where we continue to see the greatest risk-adjusted total return. Anticipating sovereign ratings upgrades from Standard & Poor's for Brazil (which was recently upgraded to BB-) and Mexico (to full investment grade) in the first quarter of 2001, we have maintained a core overweight investment exposure in these two countries. Mexico and Brazil represented 49% and 41% of investments at year-end, respectively. We maintained small positions in Argentina 8%, as well as Turkey 1%. Cash and accrued interest represented the residual 1%.

Our relative underperformance in 2000 remains attributable to our continued focus on investing in absolute risk-adjusted value in the countries we believe have improving fundamentals and in businesses that have strong management and sound business franchises. We do not, as you know, believe in blindly following an index strategy in particular for this higher risk asset class. Nor do we believe in reaching for return in the context of what we continue to sense as a heightened global risk environment.

That said, the top performers in the JPM Emerging Markets Bond Index Plus ("EMBI+") for 2000, were countries that continued not to meet our credit criteria because of highly uncertain economic or political prospects. Russia, which represents 11% of the EMBI+, had a total return of 55% for the year. Ecuador, Nigeria and Venezuela, also top performers in 2000, had total returns of 54%, 16% and 15%, respectively. For the same fundamental reasons, we had no exposure to Russian assets during the crisis of 1998 when Russia returned a negative 83% for the year.

We believe the underlying credit quality of the Fund has, in fact, never been higher. Balance sheets and income-generating prospects of the top-tier Latin corporate issuers in which we are invested are solid and improving. As such, these corporate issuers are well positioned, in our opinion, to weather the anticipated downturn in global growth and accompanying turbulence in the financial markets.

In fact, we expect further ratings upgrades to considerably outnumber downgrades in the year ahead, as they have over the past year, by more than 5 to 1 for emerging markets issuers. As such, we believe that there is not only absolute risk-adjusted value for the Emerging Markets bonds in which we invest for 2001, but also, relative risk-adjusted value to comparable, international non-investment grade fixed income assets.

Richard M. Johnston                                           Richard C. Madigan
January 19, 2001

10
----------------

                                     OFFIT
                           EMERGING MARKETS BOND FUND

--------------------------------------------------------------------------------
The following graph represents the total return based on a $250,000 investment made in the OFFIT Emerging Markets Bond Fund at the trading commencement date of March 8, 1994 and held through December 31, 2000 as well as the performance of the J.P. Morgan Latin America Eurobond Index and the J.P. Morgan Emerging Markets Bond Index+ over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the J.P. Morgan Emerging Markets Bond Index+ and J.P. Morgan Latin America Eurobond Index as well as comparison to the Lipper Analytical Emerging Market Debt Index. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  50% J.P. MORGAN EMERGING
             OFFIT EMERGING         MARKETS BOND INDEX+         J.P. MORGAN      J.P. MORGAN    LIPPER ANALYTICAL
              MARKETS BOND          AND 50% J.P. MORGAN       EMERGING MARKETS  LATIN AMERICA    EMERGING MARKET
          FUND - SELECT SHARES  LATIN AMERICA EUROBOND INDEX    BOND INDEX+     EUROBOND INDEX     DEBT INDEX
3/8/94                $250,000                      $250,000          $250,000        $250,000          $250,000
12/31/94              $240,114                      $223,188          $223,245        $223,131          $221,380
12/31/95              $296,290                      $281,070          $283,016        $279,125          $264,063
12/31/96              $374,924                      $363,951          $394,257        $333,644          $364,884
12/31/97              $414,750                      $407,974          $445,583        $370,364          $416,020
12/31/98              $365,244                      $371,056          $381,644        $360,469          $327,773
12/31/99              $466,904                      $452,699          $480,771        $424,626          $407,755
12/31/00              $501,634                      $508,358          $556,157        $460,559          $446,187

                                                                                          SINCE INCEPTION
              AVERAGE ANNUAL TOTAL RETURN                ONE YEAR  THREE YEAR  FIVE YEAR  (MARCH 8, 1994)
OFFIT Emerging Markets Bond Fund - Select Shares*           7.44%       6.55%     11.11%           10.73%
Composite Index; 50% J.P. Morgan Emerging Markets Bond
Index+ and 50% J.P. Morgan Latin America Eurobond Index    12.07%       7.60%     12.50%           10.94%
J.P. Morgan Latin America Eurobond Index                    8.46%       7.54%     10.53%            9.35%
J.P. Morgan Emerging Markets Bond Index+                   15.68%       7.67%     14.47%           12.41%
Lipper Analytical Emerging Market Debt Index                9.43%       2.36%     11.06%            8.85%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

                                                                              11
                                                                ----------------

                                     OFFIT
                           EMERGING MARKETS BOND FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                               SHARES OR
                                                               PRINCIPAL         MARKET
                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------
CORPORATE BONDS (81.8%)
  BANKING (4.3%)
    BRAZIL (4.3%)
      Banco Nacional de Desenvolvimento Economico Social,
       11.25%, 09/20/05.....................................  $ 7,000,000(1)  $  7,105,000
                                                                              ------------
  BUILDING MATERIALS (4.5%)
    MEXICO (4.5%)
      Cemex, 9.66%, 11/29/49................................    2,300,000        2,311,500
      International de Ceramica S.A., 9.75%, 08/01/02.......    6,150,000        5,104,500
                                                                              ------------
                                                                                 7,416,000
                                                                              ------------
  CABLE & SATELLITE (9.1%)
    ARGENTINA (9.1%)
      Cablevision S.A., 12.50%, 03/02/03....................    2,660,000        2,214,450
      Cablevision S.A., 13.75%, 05/01/09....................    4,000,000        2,920,000
      Innova, 12.875%, 04/01/07.............................   11,050,000        9,724,000
                                                                              ------------
                                                                                14,858,450
                                                                              ------------
  FOOD (4.1%)
    ARGENTINA (4.1%)
      Mastellone Hermanos S.A., 11.75%, 04/01/08............    9,650,000        6,658,500
                                                                              ------------
  INDUSTRIAL (9.2%)
    MEXICO (9.2%)
      Dine S.A. de C.V., 8.75%, 10/15/07....................    3,765,000        3,237,900
      Sanluis Corp. S.A., 8.875%, 03/18/08..................    7,000,000(1)     6,282,500
      Vicap S.A., 11.375%, 05/15/07.........................    7,000,000        5,530,000
                                                                              ------------
                                                                                15,050,400
                                                                              ------------
  MEDIA (16.1%)
    BRAZIL (10.8%)
      Globo Communicacoes Participacoes, 10.50%, 12/20/06...    3,250,000        2,908,750
      Globo Communicacoes Participacoes, 10.625%,
       12/05/08.............................................    7,200,000        6,084,000
      RBS Participacoes S.A., 11.00%, 04/01/07..............   10,500,000        8,715,000
                                                                              ------------
                                                                                17,707,750
                                                                              ------------
    MEXICO (5.3%)
      TV Azteca S.A. de C.V. Sr Notes, Series B, 10.50%,
       02/15/07.............................................    9,150,000        8,646,750
                                                                              ------------
                                                                                26,354,500
                                                                              ------------
  OIL/GAS (4.5%)
    BRAZIL (4.5%)
      Cia Petrolifera Marlim, 12.25%, 09/26/08..............    6,650,000(1)     6,467,125
      Cia Petrolifera Marlim, 13.125%, 12/17/04.............      800,000(1)       843,000
                                                                              ------------
                                                                                 7,310,125
                                                                              ------------
  PACKAGING (3.9%)
    MEXICO (3.9%)
      Grupo Industrial Durango, 12.625%, 08/01/03...........    6,490,000        6,457,550
                                                                              ------------
  PETROCHEMICALS (2.3%)
    BRAZIL (2.3%)
      Trikem S.A., 10.625%, 07/24/07........................    5,100,000        3,786,750
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.
12
-------------

                                     OFFIT
                           EMERGING MARKETS BOND FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                               SHARES OR
                                                               PRINCIPAL         MARKET
                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
  RETAIL (5.9%)
    ARGENTINA (0.4%)
      Disco S.A., 9.875%, 05/15/08..........................  $   900,000     $    722,250
                                                                              ------------
    MEXICO (5.5%)
      Grupo Elektra S.A. de C.V., 12.00%, 04/01/08..........    9,825,000        8,916,187
                                                                              ------------
                                                                                 9,638,437
                                                                              ------------
  STEEL (9.2%)
    BRAZIL (7.6%)
      CSN Iron S.A., 9.125%, 06/01/07.......................   15,000,000       12,450,000
                                                                              ------------
    MEXICO (1.6%)
      Hylsa S.A. de C.V., 9.25%, 09/15/07...................    4,200,000        2,688,000
                                                                              ------------
                                                                                15,138,000
                                                                              ------------
  TELECOMMUNICATIONS (8.7%)
    BRAZIL (2.7%)
      Comtel Brasileira Ltd., 10.75%, 09/26/04..............    4,500,000        4,387,500
                                                                              ------------
    MEXICO (4.8%)
      Alestra S.A. de C.V., 12.625%, 05/15/09...............    9,850,000        7,904,625
                                                                              ------------
    TURKEY (1.2%)
      Turkcell, 12.75%, 08/01/05............................    2,000,000        1,880,000
                                                                              ------------
                                                                                14,172,125
                                                                              ------------
      TOTAL CORPORATE BONDS (COST $144,701,204).............                   133,945,837
                                                                              ------------
FOREIGN GOVERNMENTS (13.7%)
  SOVEREIGN DEBT (13.7%)
    BRAZIL (7.3%)
      Republic of Brazil, 12.75%, 01/15/20..................    6,000,000        5,835,000
      Republic of Brazil EI, Floating Rate Notes, 7.375%,
       04/15/06.............................................    6,600,000(2)     6,146,250
                                                                              ------------
                                                                                11,981,250
                                                                              ------------
    MEXICO (6.4%)
      United Mexican States, 9.875%, 02/01/10...............    9,750,000       10,461,750
                                                                              ------------
      TOTAL FOREIGN GOVERNMENTS (COST $22,154,965)..........                    22,443,000
                                                                              ------------
REPURCHASE AGREEMENT (1.0%)
    UNITED STATES (1.0%)
      Bank of New York Repurchase Agreement, 5.50%, 01/02/01
       (dated 12/29/00; proceeds $1,606,628 collateralized
       by $1,575,000 U.S. Treasury Notes 5.875% due
       11/15/05, valued at $1,639,969)......................    1,605,400        1,605,400
                                                                              ------------
      TOTAL REPURCHASE AGREEMENT (COST $1,605,400)..........                     1,605,400
                                                                              ------------

    The accompanying notes are an integral part of the financial statements.
                                                                              13
                                                                   -------------

                                     OFFIT
                           EMERGING MARKETS BOND FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                               SHARES OR
                                                               PRINCIPAL         MARKET
                                                                AMOUNT           VALUE
------------------------------------------------------------------------------------------
MONEY MARKET FUND (0.0%)
    Bank of New York Cash Reserve...........................  $    11,248     $     11,248
                                                                              ------------
    TOTAL MONEY MARKET FUND (COST $11,248)..................                        11,248
                                                                              ------------
    TOTAL INVESTMENTS (COST $168,472,817) (+) -- 96.5%......                   158,005,485
    OTHER ASSETS IN EXCESS OF LIABILITIES 3.5%..............                     5,776,562
                                                                              ------------
    TOTAL NET ASSETS -- 100.0%..............................                  $163,782,047
                                                                              ============

---------------
(+) At December 31, 2000, the cost for Federal income tax purposes was $168,687,102. Net unrealized depreciation was $10,681,617. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,158,414 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $12,840,031.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers.
(2) Interest rate shown is the rate in effect at December 31, 2000.

Country Diversification (as a percentage of Total Investments):

Argentina ........................................       7.9%
Brazil ...........................................      41.0%
Mexico ...........................................      48.9%
Turkey ...........................................       1.2%
United States ....................................       1.0%
                                                        ----
                                                       100.0%
                                                      ======

    The accompanying notes are an integral part of the financial statements.
14
-------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------
For the quarter ending December 31, 2000, the OFFIT Latin America Equity Fund had a total return of -11.93%. As of December 31, 2000, the Fund had a net asset value per share of $8.79. Year-to-date through December 31, 2000, the performance of the Fund was -20.67%.

As of year-end, the Fund remained invested in the two largest economies in Latin America, Brazil (53%) and Mexico (46%), as we sold out all our Argentine equity investments in October. The Fund was invested across 12 industries, with the largest allocation to retail (22%), building materials (20%), telecommunications (17%), banks (15%) and media (13%).

Throughout the last three-quarters of the year, the volatility and negative performance of the NASDAQ continued to put downward pressure on the Latin American equity markets. The NASDAQ fell the last quarter of the year, leaving it with a net loss of 31% for the quarter and 40% for the year. The major Latin markets followed the same downward pattern, with Mexico losing 22%, and Brazil losing approximately 17% for the year.

We have concentrated our investments in countries where we continue to see strong and positively evolving fundamentals. The most important fundamental developments in the region were:

- The anticipated long-term positive effect of the democratic transition on the Mexican market.

- The positive effect of Brazil's upgrade to BB- by Standard & Poor's.

The Fund continues to invest in quality companies that we believe have strong business franchises, attractive valuation and potential for earnings growth.

Looking forward, a soft landing for the US economy-complemented by continued Fed easing--should be constructive for the emerging markets by allowing each of these markets to sustain their current growth cycles well through 2001. The anticipated ratings upgrades from Standard & Poor's for both Brazil and Mexico should also improve performance.

Richard M. Johnston                                                  Scott McKee
January 19, 2001

                                                                              15
                                                                ----------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------
The following graph represents the total return based on a $250,000 investment made in the OFFIT Latin America Equity Fund at the trading commencement date of February 13, 1996 and held through December 31, 2000 as well as the performance of the ING Barings Emerging Markets-Latin America Equity Index. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          OFFIT LATIN AMERICA         ING BARINGS EMERGING
              EQUITY FUND      MARKETS-LATIN AMERICA EQUITY INDEX
2/13/96              $250,000                            $250,000
12/31/96             $308,425                            $267,341
12/31/97             $383,042                            $343,173
12/31/98             $203,155                            $221,737
12/31/99             $310,298                            $342,814
12/31/00             $246,164                            $285,521

                                                                                 SINCE INCEPTION
                     TOTAL RETURN                        ONE YEAR  THREE YEAR  (FEBRUARY 13, 1996)
OFFIT Latin America Equity Fund*                         (20.67%)    (13.70%)              (0.31%)
ING Barings Emerging Markets-Latin America Equity Index  (16.71%)     (5.95%)                2.33%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

16
----------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                              SHARES OR
                                                              PRINCIPAL    MARKET
                                                               AMOUNT       VALUE
------------------------------------------------------------------------------------
COMMON STOCKS (55.8%)
  BANKS (2.9%)
    MEXICO (2.9%)
      Grupo Financiero Banamex Accival S.A. de C.V..........   233,600   $   384,126
                                                                         -----------
  BEVERAGES (3.1%)
    MEXICO (3.1%)
      Grupo Modelo S.A. de C.V. Series C....................   155,600       412,946
                                                                         -----------
  BUILDING MATERIALS (8.1%)
    MEXICO (8.1%)
      Apasco S.A. de C.V. Series*...........................    71,050       329,054
      Cemex S.A. de C.V. -- ADR.............................    41,640       752,122
                                                                         -----------
                                                                           1,081,176
                                                                         -----------
  ENTERTAINMENT (3.5%)
    MEXICO (3.5%)
      Corporacion Interamericana de Entretenimiento S.A.
       Class B..............................................   111,939       460,174
                                                                         -----------
  IRON & STEEL (9.9%)
    BRAZIL (9.9%)
      Companhia Siderurgica Nacional S.A....................    19,390       617,500
      Companhia Siderurgica Nacional -- ADR.................    21,830       704,017
                                                                         -----------
                                                                           1,321,517
                                                                         -----------
  RETAIL (14.1%)
    MEXICO (14.1%)
      Grupo Elektra S.A. de C.V. -- ADR.....................    66,800       551,100
      Organizacion Soriana S.A. de C.V. Class B.............   232,400       593,788
      Wal-Mart de Mexico S.A. de C.V. Series V*.............   369,957       735,408
                                                                         -----------
                                                                           1,880,296
                                                                         -----------
  TELECOMMUNICATIONS (7.0%)
    MEXICO (7.0%)
      Carso Global Telecommunication Class A................   185,768       355,740
      Telefonos de Mexico S.A. de C.V. Series L -- ADR......    12,885       581,436
                                                                         -----------
                                                                             937,176
                                                                         -----------
  TELEVISION/BROADCASTING (7.2%)
    MEXICO (7.2%)
      Grupo Televisa S.A. -- GDR*...........................    10,970       492,964
      TV Azteca S.A. de C.V. -- ADR.........................    47,685       473,870
                                                                         -----------
                                                                             966,834
                                                                         -----------
      TOTAL COMMON STOCKS (COST $7,521,026).................               7,444,245
                                                                         -----------
PREFERRED STOCKS (42.9%)
  BANKS (11.8%)
    BRAZIL (11.8%)
      Banco Bradesco S.A. Class A...........................    28,693       206,004
      Banco Itau S.A. Class A...............................     7,900       749,491
      Unibanco Class A -- GDR...............................    21,210       624,369
                                                                         -----------
                                                                           1,579,864
                                                                         -----------
  CABLE (2.4%)
    BRAZIL (2.4%)
      Globo Cabo S.A. -- ADR*...............................    27,970       314,662
                                                                         -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              17
                                                                   -------------

                                     OFFIT
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                              SHARES OR
                                                              PRINCIPAL    MARKET
                                                               AMOUNT       VALUE
------------------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
  IRON & STEEL (1.8%)
    BRAZIL (1.8%)
      Gerdau S.A. Class A...................................    26,800   $   244,912
                                                                         -----------
  METALS & MINING (2.5%)
    BRAZIL (2.5%)
      Companhia Vale do Rio Doce S.A. Class A...............    13,550       329,927
                                                                         -----------
  OIL/GAS (6.5%)
    BRAZIL (6.5%)
      Petroleo Brasileiro S.A. Class A......................    36,800       863,955
                                                                         -----------
  RETAIL (7.9%)
    BRAZIL (7.9%)
      Companhia Brasiliera de Distribuicao Grupo Pao de
       Acucar Class A.......................................    28,876     1,055,830
                                                                         -----------
  TELECOMMUNICATIONS (3.6%)
    BRAZIL (3.6%)
      Embratel Participacoes S.A. Class A...................     9,100       138,134
      Embratel Participacoes S.A. -- ADR....................    21,480       336,968
      Telecomunicacoes de Sao Paulo S.A.....................      0.39             6
                                                                         -----------
                                                                             475,108
                                                                         -----------
  TELECOMMUNICATIONS -- WIRELESS (6.4%)
    BRAZIL (6.4%)
      Tele Sudeste Celular Participacoes S.A................         6            20
      Telemig Celular Participacoes S.A. -- ADR*............     2,490       148,155
      Telemig Celular S.A. Class C..........................        50         1,170
      Telesp Celular Participacoes S.A. Class A*............    32,613       343,695
      Telesp Celular Participacoes S.A. Class A -- ADR......    13,315       359,505
                                                                         -----------
                                                                             852,545
                                                                         -----------
      TOTAL PREFERRED STOCKS (COST $4,920,727)..............               5,716,803
                                                                         -----------
REPURCHASE AGREEMENT (0.9%)
    UNITED STATES (0.9%)
      Chase Manhattan Bank Repurchase Agreement, 3.50%,
       01/02/01 (dated 12/29/00; proceeds $125,311,
       collateralized by $100,000 U.S. Treasury Bond,
       8.125%, due 05/15/21, valued at $133,611)............  $125,263       125,263
                                                                         -----------
      TOTAL REPURCHASE AGREEMENT (COST $125,262)............                 125,263
                                                                         -----------
      TOTAL INVESTMENTS (COST $12,567,015) (+) -- 99.6%.....              13,286,311
      OTHER ASSETS IN EXCESS OF LIABILITIES 0.4%............                  51,635
                                                                         -----------
      TOTAL NET ASSETS -- 100.0%............................             $13,337,946
                                                                         ===========

---------------
(+) At December 31, 2000, the cost for Federal income tax purposes was $12,620,189. Net unrealized appreciation was $666,122. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,040,661 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,374,539.
* Denotes non-income producing security for the year ended December 31, 2000. ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

Country Diversification (as a percentage of Total Investments):

Brazil  ..........................................      53.0%
Mexico  ..........................................      46.1%
United States  ...................................       0.9%
                                                        ----
                                                       100.0%
                                                      ======

    The accompanying notes are an integral part of the financial statements.
18
-------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
The annual return for the OFFIT New York Municipal Fund for 2000 was 10.54%. By comparison, the total returns for the Lehman Brothers 5 year and 7 year Municipal Indices were 7.70% and 9.07%, respectively. As measured by Lipper, Inc.(1), the Fund ranked 3rd out of 18 funds for 2000 within its peer group with similar investment objectives. Over a longer-term horizon, the Fund has performed exceptionally well, ranking 1st out of 17 funds among its peers on a three-year basis, and 2nd out of 13 funds on a five-year basis. Specifically, over the last five years, the Fund has achieved a 5.44% annualized return. Over the same time period, the average annual return of all New York Intermediate Municipal debt funds in the Lipper universe was 4.86%.

As of December 31, 2000, the net asset value of $10.90 was approximately 3.9% higher than the $10.49 NAV as of June 30, 2000. As of December 31, 2000, the Fund's net assets were $85.1 million and the Fund's duration was 5.4 years. As has been the case since the inception of the Fund, the average credit quality of our holdings remained high at the AA level.

In our Semi-Annual Report, (June 30, 2000) we emphasized the positive fundamental and technical environment that was beginning to emerge in the municipal market. We believed, at the time, that as the Federal Reserve's previous interest rate increases filtered into the economy, bond yields would begin to move lower. This did occur, and the magnitude of the decline in yields created a powerful rally. For example, ten-year AAA insured New York Municipal yields fell almost a full percentage point from their peak levels in January 2000.

While the fixed income markets were cheering the prospect of tighter monetary policy by the Federal Reserve, the equity markets were experiencing their worst performance in many years. In particular, the NASDAQ had the worst one-year performance in its history. This divergence between bonds and stocks was key in helping the municipal market achieve outstanding returns in 2000. We remain confident that, as the equity markets stay volatile, the tax-free income provided by municipals will be sought by investors seeking principal stability and a competitive after-tax return.

While positioning the Fund for lower rates was our primary goal, we felt that extra performance could be generated by overweighting credits that were poised for upgrades. Two of our core holdings, New York State General Obligation, and New York City General Obligation were upgraded in 2000 by Standard & Poor's. This proved beneficial in both instances because these credits were held in the Fund without the benefit of credit enhancement by a AAA bond insurer such as MBIA, AMBAC, or FGIC. This allowed the upgrades to generate a much larger spike in the value of these two credits than would have been possible if they had already been rated AAA because of the insurance enhancement.

Moving forward, we continue to be positive on fixed income in the short-term, even when factoring in the magnitude of the decline in market yields. In the longer term, however, we believe the potential combination of an easier monetary policy by the Federal Reserve and a more expansive fiscal policy by the incoming Bush administration could begin to put upward pressure on longer-dated securities. Therefore, it is our intention to position the Fund for a more positively sloped yield curve than is currently reflected in the market.

Michael Pietronico                                              Carolyn N. Dolan
January 19, 2001

(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the fund's peer group (New York Intermediate Municipal Debt Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

                                                                              19
                                                                ----------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
The following graph represents the total return based on a $250,000 investment made in the OFFIT New York Municipal Fund at the trading commencement date of April 3, 1995 and held through December 31, 2000 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          OFFIT NEW YORK        LEHMAN BROTHERS
          MUNICIPAL FUND  5 YEAR MUNICIPAL BOND INDEX
4/3/95          $250,000                     $250,000
12/31/95        $270,276                     $268,200
12/31/96        $280,342                     $279,570
12/31/97        $302,386                     $297,413
12/31/98        $320,642                     $314,803
12/31/99        $318,552                     $317,146
12/31/00        $352,164                     $341,577

                                                                              SINCE INCEPTION
        AVERAGE ANNUAL TOTAL RETURN          ONE YEAR  THREE YEAR  FIVE YEAR  (APRIL 3, 1995)
OFFIT New York Municipal Fund*                 10.54%       5.21%      5.44%            6.14%
Lehman Brothers 5 Year Municipal Bond Index     7.70%       4.72%      4.96%            5.58%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

20
----------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                              SHARES OR
                                                              PRINCIPAL     MARKET
                                                                AMOUNT       VALUE
-------------------------------------------------------------------------------------
FLOATING RATE NOTE (0.5%)
    New York City Municipal Water Financing Authority
     Water & Sewer System Revenue Bonds Series A (FGIC)
     4.75%, 6/15/25, 1-Day Notes*...........................  $  450,000  $   450,000
                                                                          -----------
    TOTAL FLOATING RATE NOTE (COST $450,000)................                  450,000
                                                                          -----------
MUNICIPAL BONDS (96.4%)
  EDUCATION REVENUE (4.5%)
    New York State Dormitory Authority Lease Revenue (MBIA),
     5.75%, 07/01/12........................................     670,000      733,315
    New York State Dormitory Authority Revenue Bonds
     Columbia University, 5.375%, 07/01/14..................     500,000      524,655
    New York State Dormitory Authority Revenue Bonds Ithaca
     College, 5.25%, 07/01/11...............................     500,000      526,905
    New York State Dormitory Authority Revenue Bonds New
     York University Series B, 5.25%, 05/15/14..............   1,050,000    1,075,168
    New York State Dormitory Authority Revenue Bonds
     Series A (MBIA), 5.875%, 07/01/22......................     900,000      942,102
                                                                          -----------
                                                                            3,802,145
                                                                          -----------
  GENERAL OBLIGATIONS (25.8%)
    Albany County General Obligation Bonds Series B (FGIC),
     5.60%, 03/15/07........................................     300,000      321,804
    Albany County General Obligation Bonds Series B (FGIC),
     5.60%, 03/15/09........................................     400,000      427,804
    Hempstead General Obligation Bonds Series A (FGIC),
     5.40%, 08/01/09........................................   1,345,000    1,423,951
    Hempstead General Obligation Bonds Series A (FSA),
     5.00%, 12/15/13........................................   3,585,000    3,674,733
    Islip General Obligation Bonds (FGIC), 5.375%,
     06/15/12...............................................   1,430,000    1,521,620
    Monroe County General Obligation Bonds, 6.50%,
     06/01/06...............................................   2,025,000    2,261,621
    New York City General Obligation Bonds Series A, 5.25%,
     07/15/10...............................................     800,000      837,936
    New York City General Obligation Bonds Series A, 6.50%,
     05/15/12...............................................   1,000,000    1,147,790
    New York City General Obligation Bonds Series B, 5.75%,
     08/01/14...............................................   4,200,000    4,518,822
    New York City General Obligation Bonds Series B, 5.80%,
     08/01/13...............................................     435,000      472,375
    New York City General Obligation Bonds Series D, 5.25%,
     08/01/15...............................................   1,500,000    1,534,770
    New York City General Obligation Bonds Series J, 5.375%,
     08/01/13...............................................   3,000,000    3,117,780
    Orange County General Obligation Bonds, 6.00%,
     11/15/08...............................................     470,000      522,551
    Schenectady County General Obligation Bonds, 6.00%,
     08/15/05...............................................     200,000      215,132
                                                                          -----------
                                                                           21,998,689
                                                                          -----------
  HOUSING REVENUE (4.5%)
    New York State Mortgage Agency Revenue Bonds
     Series 37-A, 5.85%, 10/01/06...........................     125,000      132,542
    New York State Mortgage Agency Revenue Bonds
     Series 37-A, 5.95%, 04/01/07...........................     100,000      105,857
    New York State Mortgage Agency Revenue Bonds Series 46
     (AMT), 5.75%, 04/01/04.................................     200,000      207,448
    New York State Mortgage Agency Revenue Bonds Series 50
     (AMT), 5.80%, 10/01/06.................................     200,000      210,840
    New York State Mortgage Agency Revenue Bonds Series 53,
     5.35%, 04/01/07........................................     240,000      250,313
    New York State Mortgage Agency Revenue Bonds Series 61,
     5.60%, 10/01/11........................................     650,000      684,177
    New York State Mortgage Agency Revenue Bonds Series 67
     (AMT), 5.30%, 10/01/10.................................     585,000      601,310
    New York State Mortgage Agency Revenue Bonds
     Series 77-B (AMT), 5.90%, 10/01/13.....................     610,000      643,013
    New York State Mortgage Agency Revenue Bonds Series 88
     (AMT), 5.35%, 04/01/07.................................   1,000,000    1,026,030
                                                                          -----------
                                                                            3,861,530
                                                                          -----------
  POWER AUTHORITY REVENUE (10.1%)
    Long Island Power Authority Revenue Bonds Series A
     (AMBAC), 5.50%, 12/01/09...............................   1,150,000    1,246,209
    Long Island Power Authority Revenue Bonds (MBIA), 5.00%,
     04/01/07...............................................   2,515,000    2,609,966
    New York State Environmental Facilities Corp. Clean
     Water and Drinking Revenue Bonds Series A, 5.75%,
     06/15/13...............................................   1,000,000    1,083,560
    New York State Power Authority Revenue Bonds Series A,
     4.90%, 11/15/13........................................   1,750,000    1,763,825
    New York State Power Authority Revenue Bonds Series A,
     5.00%, 11/15/14........................................     855,000      862,481
    New York State Power Authority Revenue Bonds Series A,
     5.10%, 11/15/15........................................   1,000,000    1,010,040
                                                                          -----------
                                                                            8,576,081
                                                                          -----------
  PREREFUNDED# (4.9%)
    New York City Health and Hospital Corp. Revenue,
     Prerefunded, 6.30%, 02/15/20 -- 02/15/03...............   1,500,000    1,597,095
    New York State Housing Finance Agency Series A,
     Prerefunded, 6.50%, 03/15/25 -- 09/15/05...............   1,000,000    1,120,790
    New York State Medical Care Facility Finance Authority
     (FHA), Prerefunded, 6.20%, 08/15/14 -- 08/15/04........     650,000      708,675
    United Nations Development Corp. Revenue Bonds
     Series B, Prerefunded, 6.25%, 07/01/26 -- 07/01/03.....     730,000      781,991
                                                                          -----------
                                                                            4,208,551
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              21
                                                                   -------------

                                     OFFIT
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                              SHARES OR
                                                              PRINCIPAL     MARKET
                                                                AMOUNT       VALUE
-------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  SALES TAX REVENUE (20.6%)
    Municipal Assistance Corp. for City of New York Revenue
     Bonds Series G (AMBAC), 5.50%, 07/01/04................  $1,000,000  $ 1,043,130
    Municipal Assistance Corp. for City of New York Revenue
     Bonds Series I, 6.25%, 07/01/07........................     550,000      611,473
    Municipal Assistance Corp. for City of New York Revenue
     Bonds Series M, 5.25%, 07/01/06........................   1,600,000    1,680,432
    Nassau County New York Interim Financial Authority
     Revenue Bonds Series A (MBIA), 4.75%, 11/15/08.........   4,280,000    4,357,768
    Nassau County New York Interim Financial Authority
     Revenue Bonds Series A (MBIA), 4.75%, 11/15/09.........   1,380,000    1,400,797
    New York City Transitional Finance Authority Tax Revenue
     Series C, 5.875%, 11/01/14.............................   4,000,000    4,413,680
    New York State Local Government Assistance Corp. Revenue
     Bonds Series A, 5.00%, 04/01/05........................   1,900,000    1,956,753
    New York State Local Government Assistance Corp. Revenue
     Bonds Series B (MBIA), 5.125%, 04/01/13................   2,000,000    2,062,000
                                                                          -----------
                                                                           17,526,033
                                                                          -----------
  TRANSPORTATION REVENUE (21.2%)
    Metropolitan Transportation Authority Dedicated Tax Fund
     Series A (FGIC), 5.00%, 04/01/10.......................     500,000      523,325
    New York State Thruway Authority General Revenue Bonds
     Series D, 5.50%, 01/01/14..............................     400,000      418,984
    New York State Thruway Authority General Revenue Bonds
     Series E, 5.25%, 01/01/12..............................     650,000      678,932
    New York State Thruway Authority Highway & Bridge
     Revenue Bonds Series A (FGIC), 5.25%, 04/01/10.........   3,700,000    3,922,444
    New York State Thruway Authority Highway & Bridge Trust
     Fund Bond Series B (FGIC), 5.25%, 04/01/12.............   2,650,000    2,787,349
    New York State Thruway Highway & Bridge Authority
     Service Contract Bonds Series A-2 (MBIA), 5.25%,
     04/01/15...............................................   2,485,000    2,556,891
    New York State Thruway Highway & Bridge Authority Trust
     Fund Bond Series A (MBIA), 5.50%, 04/01/15.............   1,400,000    1,447,404
    Port Authority of New York & New Jersey Bonds Series 98
     (AMT), 5.80%, 08/01/06.................................     585,000      622,101
    Port Authority of New York & New Jersey Bonds Series 99
     (AMT), 5.25%, 11/01/05.................................     525,000      548,163
    Port Authority of New York & New Jersey Bonds
     Series 106 (AMT), 5.60%, 07/01/07......................     740,000      788,551
    Port Authority of New York & New Jersey Bonds
     Series 119 (AMT) (FGIC), 5.00%, 09/15/04...............   1,500,000    1,537,515
    Triborough Bridge & Tunnel Authority General Purpose
     Bonds Series A, 4.30%, 01/01/03........................     450,000      451,787
    Triborough Bridge & Tunnel Authority General Purpose
     Bonds Series A (FGIC), 5.50%, 01/01/08.................     650,000      696,670
    Triborough Bridge & Tunnel Authority General Purpose
     Bonds Series B, 5.75%, 01/01/05........................   1,000,000    1,058,420
                                                                          -----------
                                                                           18,038,536
                                                                          -----------
  WATER & SEWER REVENUE (4.8%)
    New York City Municipal Water Financing Authority
     Water & Sewer System Revenue Bonds Series B, 5.30%,
     06/15/06...............................................     430,000      451,436
    New York City Municipal Water Financing Authority
     Water & Sewer System Revenue Bonds Series D, 4.75%,
     06/15/12...............................................     600,000      605,478
    New York State Environmental Facilities Corp. Clean
     Water & Drinking Revenue Bonds, 5.50%, 06/15/10........   1,200,000    1,297,800
    New York State Environmental Facilities Corp. Clean
     Water & Drinking Revenue Bonds, 5.70%, 06/15/12........   1,010,000    1,093,103
    Suffolk County Water Revenue Bonds (MBIA), 5.10%,
     06/01/05...............................................     250,000      259,158
    Suffolk County Water Revenue Bonds (MBIA), 5.10%,
     06/01/06...............................................     400,000      417,132
                                                                          -----------
                                                                            4,124,107
                                                                          -----------
    TOTAL MUNICIPAL BONDS (COST $79,756,310)................               82,135,672
                                                                          -----------
MUTUAL FUNDS (3.5%)
    Dreyfus NY Municipal Money Market Fund..................   1,475,003    1,475,003
    The J.P. Morgan Institutional Service Tax Exempt Cash
     Fund...................................................   1,481,673    1,481,673
                                                                          -----------
    TOTAL MUTUAL FUNDS (COST $2,956,676)....................                2,956,676
                                                                          -----------
    TOTAL INVESTMENTS (COST $83,162,986) (+) -- 100.4%......               85,542,348
    LIABILITIES IN EXCESS OF OTHER ASSETS (0.4%)............                 (352,835)
                                                                          -----------
    TOTAL NET ASSETS -- 100.0%..............................              $85,189,513
                                                                          ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ..........................    $2,382,394
Unrealized depreciation ..........................        (3,032)
                                                      ----------
Net unrealized appreciation ......................    $2,379,362
                                                      ==========

# For pre-refunded bonds the stated maturity is followed by the year in which the bond is pre-refunded.
*   Interest rate shown is the rate in effect at December 31, 2000.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FHA    -- Insured By Federal Housing Administration.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
22
-------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
The annual return for the OFFIT California Municipal Fund for 2000 was 10.14%. By comparison, the total returns for the Lehman Brothers 5 year and 7 year Municipal Indices were 7.70% and 9.07%, respectively. Once again, the Fund continues to compare well to its competitors. Over the last three years, the total return of the California Municipal Fund ranked 3rd out of 27 funds within its peer group as measured by Lipper, Inc.(1) Specifically, over the last three years, the Fund has achieved a 5.07% annualized return. Over the same time period, the average annual return of all California Intermediate Municipal debt funds in the Lipper universe was 4.41%. On a one-year basis, the Fund ranked 11th out of 33 funds within its Lipper peer group.

As of December 31, 2000, the net asset value of $10.61 was approximately 3.4% higher than the $10.26 NAV as of June 30, 2000. The Fund's net assets increased to $15.9 million at December 31, 2000, and the duration of the Fund was 5.1 years. As has been the case since the inception of the Fund, the average credit quality of our holdings remained high at the AA level.

While the fixed income markets were cheering the prospect of tighter monetary policy by the Federal Reserve, the equity markets were experiencing their worst performance in many years. In particular, the NASDAQ had the worst one-year performance in its history. This divergence between bonds and stocks was key in helping the municipal market achieve outstanding returns in 2000. As the equity markets stay volatile, we remain confident that the tax-free income provided by municipals will be sought by investors seeking principal stability and a competitive after-tax return.

As 2000 came to a close, this country's attention was again focused on local developments in California that had potential national implications. Attention was riveted on the California power market as skyrocketing prices, high demand, and political finger-pointing brought the state to the brink of a major energy crisis. California's two biggest privately owned utilities, Pacific Gas and Electric and Southern California Edison, are approaching bankruptcy because they have been unable to pass along to customers the gigantic price increases needed to remain solvent. While the spotlight is currently focused on these entities, rather than public power issuers, we believe the current turmoil and looming industry changes could still negatively affect some California public power credits. Consequently, the Fund does not own municipal bonds secured by electric revenues, with the exception of the Department of Los Angeles Water and Power. That issuer is taking the steps needed to guard against deregulation pressures and is also selling surplus power into the market. We will continue to follow the rapidly changing developments in the California Power market, and look to invest only in municipal credits that we believe will remain financially strong throughout this energy crisis.

Moving forward, we continue to be positive on fixed income in the short-term, even when factoring in the magnitude of the decline in market yields. In the longer term, however, we believe the potential combination of an easier monetary policy by the Federal Reserve and a more expansive fiscal policy of the incoming Bush Administration could put upward pressure on longer-dated securities. Therefore, it is our intention to position the Fund for a more positively sloped yield curve than is currently reflected in the market.

Michael Pietronico                                         John H. Haldeman, Jr.
January 19, 2001

(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the fund's peer group (California Intermediate Municipal Debt Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

                                                                              23
                                                                ----------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
The following graph represents the total return based on a $250,000 investment made in the OFFIT California Municipal Fund at the trading commencement date of April 2, 1997 and held through December 31, 2000 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          OFFIT CALIFORNIA        LEHMAN BROTHERS
           MUNICIPAL FUND   5 YEAR MUNICIPAL BOND INDEX
4/2/97            $250,000                     $250,000
12/31/97          $267,857                     $266,033
12/31/98          $284,310                     $281,588
12/31/99          $282,125                     $283,684
12/31/00          $310,731                     $305,537

                                                                   SINCE INCEPTION
               TOTAL RETURN                  ONE YEAR  THREE YEAR  (APRIL 2, 1997)
OFFIT California Municipal Fund*               10.14%       5.07%            5.97%
Lehman Brothers 5 Year Municipal Bond Index     7.70%       4.72%            5.50%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

24
----------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                              SHARES OR
                                                              PRINCIPAL     MARKET
                                                                AMOUNT       VALUE
-------------------------------------------------------------------------------------
MUNICIPAL BONDS (90.7%)
  EDUCATION REVENUE (5.0%)
    California Educational Facilities Authority Revenue
     Santa Clara University, 5.30%, 09/01/05................  $  175,000  $   183,370
    California Educational Facilities Authority Revenue
     Santa Clara University, 5.40%, 09/01/06................      75,000       78,716
    University of California Multi-Purpose Revenue
     Series K, 5.00%, 09/01/08..............................     500,000      528,670
                                                                          -----------
                                                                              790,756
                                                                          -----------
  GENERAL OBLIGATIONS (20.6%)
    Berkeley, California Series A, 5.55%, 09/01/07..........      50,000       53,919
    California State General Obligation Bonds, 4.20%,
     12/01/06...............................................   1,000,000    1,008,630
    California State General Obligation Bonds (MBIA), 4.50%,
     09/01/11...............................................     300,000      305,499
    California State General Obligation Bonds, 5.25%,
     09/01/14...............................................     750,000      789,682
    Los Angeles, California General Obligation Bonds
     Series A, 4.20%, 09/01/07..............................     225,000      226,660
    Los Angeles, California General Obligation Bonds
     Series A, 4.25%, 09/01/08..............................     875,000      882,420
                                                                          -----------
                                                                            3,266,810
                                                                          -----------
  HOUSING REVENUE (6.0%)
    California Housing Finance Agency Single Family Mortgage
     Issue B-2 (AMT), 5.20%, 08/01/04.......................     105,000      108,801
    Los Angeles, California Department of Apartment Revenue,
     6.00%, 05/15/05........................................     150,000      161,895
    Puerto Rico Commonwealth Infrastructure Financing
     Authority Series A, 5.10%, 10/01/15....................     300,000      310,917
    San Francisco, California City and County Apartment
     Revenue (FSA), 5.50%, 05/01/08.........................     200,000      213,902
    Santa Monica -- Malibu Uniform School District, 5.00%,
     08/01/08...............................................     150,000      158,523
                                                                          -----------
                                                                              954,038
                                                                          -----------
  PREREFUNDED# (2.0%)
    Santa Monica -- Malibu Uniform School District,
     Prerefunded, 5.40%, 08/01/08 -- 08/01/03...............     250,000      263,937
    Santa Monica -- Malibu Uniform School District,
     Prerefunded, 5.40%, 08/01/10 -- 08/01/03...............      50,000       52,788
                                                                          -----------
                                                                              316,725
                                                                          -----------
  RECREATION FACILITIES (4.8%)
    Los Angeles County California Public Works Financing
     Authority Revenue Series A, 5.375%, 10/01/06...........     200,000      213,720
    Los Angeles County California Public Works Financing
     Authority Revenue Series A, 5.50%, 10/01/08............     500,000      544,010
                                                                          -----------
                                                                              757,730
                                                                          -----------
  SALES TAX REVENUE (6.5%)
    Contra Costa Transportation Authority Sales Tax Revenue
     Series A (FGIC), 5.50%, 03/01/08.......................      50,000       52,586
    Orange County California Local Transportation Authority
     Sales Tax Revenue (MBIA), 5.50%, 02/15/11..............     500,000      550,300
    Orange County California Local Transportation Authority
     Sales Tax Revenue, 5.70%, 02/15/03.....................     150,000      155,421
    San Francisco, California Bay Area Rapid Transportation
     District Sales Tax Revenue, 5.25%, 07/01/10............     250,000      268,075
                                                                          -----------
                                                                            1,026,382
                                                                          -----------
  TRANSPORTATION REVENUE (25.6%)
    Long Beach, California Harbor Revenue (AMT) (FGIC),
     6.00%, 05/15/09........................................     300,000      332,670
    Long Beach, California Harbor Revenue (AMT) (FGIC),
     6.00%, 05/15/11........................................     450,000      505,229
    Long Beach, California Harbor Revenue (AMT) (MBIA),
     5.75%, 05/15/07........................................     100,000      106,995
    Long Beach, California Harbor Revenue Series A (AMT),
     5.75%, 05/15/13........................................     500,000      545,160
    Los Angeles, California Department of Airports Refunding
     Revenue Series A, 5.375%, 05/15/07.....................     300,000      317,883
    Port of Oakland California Series K (AMT) (FGIC), 5.25%,
     11/01/07...............................................   1,000,000    1,057,390
    San Diego, California Open Space Parking Facilities,
     District, 5.60%, 01/01/05..............................     325,000      342,410
    San Francisco, California City & County Airport Revenue
     Series 26-B (FGIC), 5.00%, 05/01/11....................     610,000      647,119
    San Mateo County California District (FSA), 5.25%,
     06/01/11...............................................     200,000      215,162
                                                                          -----------
                                                                            4,070,018
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              25
                                                                   -------------

                                     OFFIT
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                              SHARES OR
                                                              PRINCIPAL     MARKET
                                                                AMOUNT       VALUE
-------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  WATER & SEWER REVENUE (20.2%)
    Contra Costa, Water District Water Revenue Series G
     (MBIA), 6.00%, 10/01/09................................  $   50,000  $    54,156
    Los Angeles Sanitation District Financing Authority
     Revenue Capital Projects Series A, 5.25%, 10/01/10.....     100,000      104,078
    Los Angeles, California Department of Water and Power
     Waterworks Revenue Bond, 4.75%, 05/15/05...............     350,000      360,388
    Los Angeles, California Department of Water and Power
     Waterworks Revenue Bond, 5.80%, 07/15/04...............     150,000      156,906
    Los Angeles, California Wastewater System Revenue Bond
     (FGIC), 5.375%, 11/01/07...............................     500,000      526,005
    Metropolitan Water Distribution Southern California
     Waterworks Revenue Series A (MBIA), 5.40%, 07/01/08....     250,000      267,063
    Metropolitan Water Distribution Southern California
     Waterworks Revenue Series C, 5.125%, 07/01/11..........     250,000      264,205
    Sacramento County California Finance Authority Revenue
     Bonds Series A, 6.00%, 12/01/15........................     250,000      282,498
    San Diego, California Public Facility Financing
     Authority Sewer Revenue (FGIC), 6.00%, 05/15/07........     500,000      553,560
    Santa Clara Valley, California Water District Water
     Utility System Revenue Series A, 5.00%, 06/01/12.......     600,000      629,076
                                                                          -----------
                                                                            3,197,935
                                                                          -----------
    TOTAL MUNICIPAL BONDS (COST $14,014,888)................               14,380,394
                                                                          -----------
MUTUAL FUNDS (2.1%)
    Dreyfus Tax Exempt Cash Management Money Market Fund....     168,628      168,628
    Federated California Municipal Money Market Fund........     168,628      168,627
                                                                          -----------
    TOTAL MUTUAL FUNDS (COST $337,255)......................                  337,255
                                                                          -----------
U.S. TREASURY BILL (6.3%)
    U.S. Treasury Bill, 5.505%, 01/04/01....................   1,000,000      999,541
                                                                          -----------
    TOTAL U.S. TREASURY BILL (COST $999,541)................                  999,541
                                                                          -----------
    TOTAL INVESTMENTS (COST $15,351,684) (+) -- 99.1%.......               15,717,190
    OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%..............                  145,220
                                                                          -----------
    TOTAL NET ASSETS -- 100.0%..............................              $15,862,410
                                                                          ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation  .........................    $365,506
Unrealized depreciation  .........................           0
                                                      --------
Net unrealized appreciation  .....................    $365,506
                                                      ========

# For pre-refunded bonds the stated maturity is followed by the year in which the bond is pre-refunded.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
26
-------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------
The annual return for the OFFIT National Municipal Fund for 2000 was 11.21%. By comparison, the total returns for the Lehman Brothers 5 year and 7 year Municipal Indices were 7.70% and 9.07%, respectively. As measured by Lipper, Inc.(1), the Fund ranked 4th out of 121 funds with similar investment objectives for 2000. More importantly, for the period ending December 31, 2000, Lipper ranks the OFFIT National Municipal Fund 1st out of 115 Intermediate Municipal debt funds over the last three years. Specifically, over the last three years, the Fund has achieved a 5.98% annualized return. Over the same time period, the average annual return of all Intermediate Municipal debt funds in the Lipper Universe was 4.03%.

As of December 31, 2000, the net asset value of $10.66 was approximately 4.3% higher than the $10.22 as of June 30, 2000. The Fund's net assets increased to $25.7 million at December 31, 2000 and the duration of the Fund was 6.2 years. As has been the case since the inception of the Fund, the average credit quality of our holdings remained high at the AA level.

While the fixed income markets were cheering the prospect of tighter monetary policy by the Federal Reserve, the equity markets were experiencing their worst performance in many years. In particular, the NASDAQ had the worst one-year performance in its history. This divergence between bonds and stocks was key in helping the municipal market achieve outstanding returns in 2000. We remain confident that, as the equity markets stay volatile, the tax-free income provided by municipals will be sought by investors seeking principal stability and a competitive after-tax return.

As 2000 came to a close, it was clear that the United States economy was decelerating from its historically high level of GDP growth. The ramifications of slower growth on municipal investors is less clear. While it is expected that the Federal Reserve will embark on a series of interest rate cuts to expand economic output, it is less clear how Federal tax reductions will impact economic growth as well as impact the Fed's easing of monetary policy. As economic growth began to slow, the municipal market was quick to discount the future effects that a lower Federal Funds rate would have on the shape of the yield curve. However, we are not as confident that the municipal market has discounted the potential negative ramifications of the lower marginal tax rates currently being discussed by the Bush Administration. While municipals currently remain historically cheap versus taxable securities such as U.S. Treasuries, Agency securities, and corporate bonds, any future lowering of income tax rates may cause municipals to cheapen in value relative to high-grade taxable alternatives. Therefore, it is our intention to monitor the discussion of tax cuts in Washington closely.

Moving forward, we continue to be positive on fixed income in the short-term, even when factoring in the magnitude of the decline in market yields. In the longer-term, however, we believe the potential combination of an easier monetary policy by the Federal Reserve and a more expansive fiscal policy by the incoming Bush Administration could potentially begin to put upward pressure on longer-dated securities. Therefore, it is our intention to position the Fund for a more positively sloped yield curve than is currently reflected in the market.

Michael Pietronico                                         John H. Haldeman, Jr.
January 19, 2001

(1) Source: Lipper Analytical Services, Inc. Lipper is a mutual fund performance monitor. The performance data and monthly rankings of the fund's peer group (Intermediate Municipal Debt Funds) are based on total returns with dividends and distributions reinvested and do not reflect sales charges.

                                                                              27
                                                                ----------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------
The following graph represents the total return based on a $250,000 investment made in the OFFIT National Municipal Fund at the trading commencement date of October 20, 1997 and held through December 31, 2000 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          OFFIT NATIONAL  LEHMAN BROTHERS 5 YEAR
          MUNICIPAL FUND   MUNICIPAL BOND INDEX
10/20/97        $250,000                $250,000
12/31/97        $256,732                $254,256
12/31/98        $274,415                $269,122
12/31/99        $274,790                $271,125
12/31/00        $305,610                $292,010

                                                                    SINCE INCEPTION
               TOTAL RETURN                  ONE YEAR  THREE YEAR  (OCTOBER 20, 1997)
OFFIT National Municipal Fund*                 11.21%       5.98%               6.50%
Lehman Brothers 5 Year Municipal Bond Index     7.70%       4.72%               4.99%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

28
----------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                              SHARES OR
                                                              PRINCIPAL     MARKET
                                                                AMOUNT       VALUE
-------------------------------------------------------------------------------------
MUNICIPAL BONDS (94.4%)
  EDUCATION REVENUE (10.8%)
    NEVADA (2.8%)
      Clark County Nevada School District Series B (FGIC),
       5.375%, 05/01/10.....................................  $  705,000  $   725,255
                                                                          -----------
    NEW YORK (4.0%)
      New York State Dormitory Authority Educational
       Facilities Revenue Bonds Series B, 5.25%, 05/15/14...   1,000,000    1,023,970
                                                                          -----------
    WISCONSIN (4.0%)
      Milwaukee, Wisconsin Corporate Purpose Series O,
       5.375%, 06/15/13.....................................   1,000,000    1,042,500
                                                                          -----------
                                                                            2,791,725
                                                                          -----------
  GENERAL OBLIGATIONS (43.9%)
    CALIFORNIA (7.8%)
      California State, 4.20%, 12/01/06.....................   1,000,000    1,008,630
      Los Angeles, California Series A, 4.20%, 09/01/07.....   1,000,000    1,007,380
                                                                          -----------
                                                                            2,016,010
                                                                          -----------
    ILLINOIS (4.2%)
      Illinois State Series 1 (MBIA), 5.75%, 12/01/15.......   1,000,000    1,072,920
                                                                          -----------
    MASSACHUSETTS (18.7%)
      Cambridge, Massachusettes Municipal Purpose, 4.50%,
       12/01/08.............................................   2,315,000    2,358,360
      Framingham, Massachusettes, 6.00%, 03/01/14...........     820,000      907,387
      Massachusetts State Series A, 6.00%, 02/01/14.........   1,385,000    1,534,912
                                                                          -----------
                                                                            4,800,659
                                                                          -----------
    MICHIGAN (2.0%)
      Michigan State Environmental Protection Program,
       5.50%, 11/01/06......................................     475,000      505,234
                                                                          -----------
    NEW JERSEY (1.0%)
      Freehold, New Jersey Regional High School (FGIC),
       5.60%, 03/01/13......................................     250,000      267,412
                                                                          -----------
    NEW YORK (6.1%)
      New York, New York Series B, 5.75%, 08/01/14..........     500,000      537,955
      New York, New York Series D, 5.25%, 08/01/15..........     500,000      511,590
      New York, New York Series J, 5.375%, 08/01/13.........     500,000      519,630
                                                                          -----------
                                                                            1,569,175
                                                                          -----------
    TEXAS (4.1%)
      Dallas, Texas, 5.625%, 02/15/14.......................   1,000,000    1,062,810
                                                                          -----------
                                                                           11,294,220
                                                                          -----------
  HOUSING REVENUE (5.1%)
    TEXAS (5.1%)
      Texas State Veterans Housing Assistance Fund II
       Series C (AMT), 5.60%, 06/01/09......................     415,000      436,265
      Texas State Veterans Housing Assistance Fund II
       Series C (AMT), 5.75%, 06/01/11......................     670,000      727,439
      Texas State Veterans Housing Assistance Fund II
       Series C (AMT), 5.90%, 12/01/14......................     130,000      139,740
                                                                          -----------
                                                                            1,303,444
                                                                          -----------
  POWER AUTHORITY REVENUE (6.7%)
    NEW YORK (6.7%)
      Long Island Power Authority Revenue Bonds (MBIA),
       5.00%, 04/01/07......................................   1,000,000    1,037,760
      New York State Power Authority Electric Systems
       Revenue Bonds, 5.50%, 11/15/11.......................     665,000      693,648
                                                                          -----------
                                                                            1,731,408
                                                                          -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              29
                                                                   -------------

                                     OFFIT
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2000

                                                              SHARES OR
                                                              PRINCIPAL     MARKET
                                                                AMOUNT       VALUE
-------------------------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  SALES TAX REVENUE (11.3%)
    ILLINOIS (2.0%)
      Illinois State Sales Tax Revenue Series R, 5.40%,
       06/15/11.............................................  $  500,000  $   517,855
                                                                          -----------
    NEW YORK (9.3%)
      Nassau County New York Interim Financial Authority
       Sales Tax Revenue Series A, 4.60%, 11/15/04..........     600,000      607,380
      New York City Transitional Finance Authority Tax
       Revenue Series C, 5.875%, 11/01/14...................   1,000,000    1,103,420
      New York State Local Government Assistance Corp.
       Revenue Bonds Series B (MBIA), 5.125%, 04/01/13......     650,000      670,150
                                                                          -----------
                                                                            2,380,950
                                                                          -----------
                                                                            2,898,805
                                                                          -----------
  TRANSPORTATION REVENUE (15.3%)
    COLORADO (7.0%)
      Denver, Colorado City & County Airport Revenue
       Series A (AMBAC) (AMT), 6.00%, 11/15/15..............   1,650,000    1,807,393
                                                                          -----------
    NEW JERSEY (1.2%)
      New Jersey State Turnpike Authority Series A (MBIA),
       5.50%, 01/01/08......................................     300,000      321,351
                                                                          -----------
    NEW YORK (4.1%)
      New York State Thruway Authority Highway & Bridge
       Bonds Series A (FGIC), 5.25%, 04/01/10...............   1,000,000    1,060,120
                                                                          -----------
    WISCONSIN (3.0%)
      Wisconsin State Transportation Revenue Reference
       Series A, 5.50%, 07/01/09............................     725,000      779,564
                                                                          -----------
                                                                            3,968,428
                                                                          -----------
  WATER & SEWER REVENUE (1.3%)
    NEW MEXICO (1.3%)
      Albuquerque, New Mexico Joint Water & Sewer System
       Revenue, 6.00%, 07/01/06.............................     300,000      325,404
                                                                          -----------
      TOTAL MUNICIPAL BONDS (COST $23,518,340)..............               24,313,434
                                                                          -----------
MUTUAL FUNDS (3.8%)
    Dreyfus Tax Exempt Cash Management Money Market Fund....     482,129      482,129
    J.P. Morgan Institutional Service Tax Exempt Cash
     Fund...................................................     482,128      482,128
                                                                          -----------
    TOTAL MUTUAL FUNDS (COST $964,257)......................                  964,257
                                                                          -----------
    TOTAL INVESTMENTS (COST $24,482,597) (+) -- 98.2%.......               25,277,691
    OTHER ASSETS IN EXCESS OF LIABILITIES 1.8%..............                  466,919
                                                                          -----------
    TOTAL NET ASSETS -- 100.0%..............................              $25,744,610
                                                                          ===========

---------------
(+) At December 31, 2000, the cost for Federal income tax purposes was
    $24,483,730. Net unrealized appreciation was $793,961. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $793,961.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
30
-------------

                                     OFFIT
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

The total return of the U.S. Government Securities Fund was 11.98% for calendar 2000. This compares with a return of 10.37% the Merrill Lynch 1-10 year U.S. Treasury/Agency Index for the same period. As of December 31, 2000, the Fund's net asset value was $10.32 and the 30-day SEC yield was 5.12%. The average maturity of the Fund was 6.09 years with a 4.78 year effective duration.

During the past year, the Fund's duration was generally longer than the benchmark as we anticipated lower yields and a slower economy--a result of tightening monetary policy and an inverted yield curve. The slowdown in growth and concurrent stock market weakness revealed the overextension in business investment and household consumption that was built upon equity assets.

The fixed income markets responded by eventually sending 10-year Treasury yields below 5%. The sharp equity market decline reflected a pace of economic deceleration that became worrisome to the point that the Federal Reserve stepped in to stabilize the capital markets with an unexpected 50 basis point cut in the funds rate.

Now that the Fed has eased, the yield curve is turning positive and the equity markets have stabilized. With bond yields at cyclical lows, the interest rate outlook becomes more problematic. It is even more so with tax cuts on the horizon.

While it will take time to work off the financial excesses built up from the 10-year bull market in equities, the prospect for further sharp declines in interest rates appears limited. Considering this prospect and the likelihood for fiscal stimulus, the Fund will move towards a more neutral stance in duration, with a greater emphasis on higher yielding U.S. Government Agency debentures.

Steven Blitz                                                       Isaac Frankel

January 19, 2001

                                                                              31
                                                                ----------------

                                     OFFIT
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
The following graph represents the total return based on a $250,000 investment made in the OFFIT U.S. Government Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 2000 as well as the performance of the Merrill Lynch 1-10 Year U.S. Treasury Index and Merrill Lynch 5 Year U.S. Treasury Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          OFFIT U.S. GOVERNMENT          MERRILL LYNCH                MERRILL LYNCH
             SECURITIES FUND     1-10 YEAR U.S. TREASURY INDEX  5 YEAR U.S. TREASURY INDEX
7/1/97                 $250,000                       $250,000                    $250,000
12/31/97               $261,787                       $262,132                    $263,179
12/31/98               $287,473                       $284,444                    $288,478
12/31/99               $281,859                       $286,140                    $281,990
12/31/00               $315,515                       $315,822                    $315,108

                                                                   SINCE INCEPTION
               TOTAL RETURN                  ONE YEAR  THREE YEAR  (JULY 1, 1997)
OFFIT U.S. Government Securities Fund*         11.98%       6.42%            6.88%
Merrill Lynch 1-10 Year U.S. Treasury Index    10.37%       6.41%            6.91%
Merrill Lynch 5 Year U.S. Treasury Index       11.88%       6.19%            6.84%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

32
----------------

                                     OFFIT
                        U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                               SHARES OR
                                                               PRINCIPAL     MARKET
                                                                AMOUNT        VALUE
--------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (12.6%)
    Federal National Mortgage Association, 5.75%,
     04/15/03...............................................  $ 6,630,000  $ 6,652,893
                                                                           -----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST
     $6,540,385)............................................                 6,652,893
                                                                           -----------
U.S. TREASURY NOTES (76.7%)
    Notes, 5.625%, 02/15/06.................................    3,490,000    3,571,945
    Notes, 5.625%, 05/15/08.................................    5,505,000    5,654,577
    Notes, 6.00%, 08/15/09..................................    5,030,000    5,309,095
    Notes, 6.50%, 02/15/10..................................    7,690,000    8,416,328
    Notes, 6.75%, 05/15/05..................................   14,400,000   15,327,403
    Notes, 7.25%, 05/15/16..................................    1,790,000    2,107,281
                                                                           -----------
    TOTAL U.S. TREASURY NOTES (COST $39,098,559)............                40,386,629
                                                                           -----------
COMMERCIAL PAPER (3.4%)
    Consolidated Edison Inc., 6.55%, 01/02/01...............    1,800,000    1,799,673
                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $1,799,673)................                 1,799,673
                                                                           -----------
    TOTAL INVESTMENTS (COST $47,438,617) (+) -- 92.7%.......                48,839,195
    OTHER ASSETS IN EXCESS OF LIABILITIES 7.3%..............                 3,853,524
                                                                           -----------
    TOTAL NET ASSETS -- 100.0%..............................               $52,692,719
                                                                           ===========

---------------
(+) At December 31, 2000, the cost for Federal income tax purposes was $47,485,893. Net unrealized appreciation was $1,353,302. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,353,302.

    The accompanying notes are an integral part of the financial statements.
                                                                              33
                                                                   -------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------

The total return of the Mortgage Securities Fund was 7.24% for the second half of calendar year 2000. This compares with a return of 7.31% for the Merrill Lynch Mortgage Master Index and 6.82% for the Lipper U.S. Mortgage Fund Average. For the calendar year 2000, the returns for the Fund, the Merrill Lynch Index and the Lipper Average were 10.86%, 11.28% and 10.42% respectively. As of December 31, 2000, the Fund's net asset value was $10.10 and the 30-day SEC yield was 6.16%.

As of December 31, the investments in the Fund were 1% in cash equivalents, 38% in GNMA guaranteed mortgage pass-through pools, and 61% in pass-through pools guaranteed by FNMA or Federal Home Loan Mortgage Corporation. Eighty percent of the Fund's investments were originally issued as thirty-year residential mortgages. The Fund does not have any current holdings of CMOs or mortgages backed by commercial or multifamily real estate. The average maturity of the Fund is approximately 7.5 years and the duration is 3.6 years.

Falling interest rates are not usually the best environment for mortgage-backed securities. Price improvement is limited by assumptions of faster mortgage refinancing activity. Indeed, mortgages did not perform nearly as well as intermediate and long Treasury bonds in the second half of 2000. Still, mortgage-backed securities and the Fund showed substantial price appreciation and performed much better than many other bond market sectors--notably corporate and high-yield bonds.

As we were anticipating lower interest rates through much of last year, our strategy was to maintain a Fund duration longer than that of the mortgage market in general. As we start 2001 and after the first of what we expect will be several Federal Reserve rate cuts, our interest rate outlook projects greater stability and less of a decline in yields. We will maintain a duration at least as long as the Mortgage Index and remain fully invested. In a stable interest rate environment, mortgages are most appreciated for their yield.

Steven Blitz                                                       Isaac Frankel

January 19, 2001

34
----------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------
The following graph represents the total return based on a $250,000 investment made in the OFFIT Mortgage Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 2000 as well as the performance of the Merrill Lynch Mortgage Master Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          OFFIT MORTGAGE SECURITIES FUND  MERRILL LYNCH MORTGAGE MASTER INDEX
7/1/97                          $250,000                             $250,000
12/31/97                        $262,722                             $262,506
12/31/98                        $281,760                             $281,385
12/31/99                        $282,354                             $285,919
12/31/00                        $313,015                             $318,182

                                                           SINCE INCEPTION
           TOTAL RETURN              ONE YEAR  THREE YEAR  (JULY 1, 1997)
OFFIT Mortgage Securities Fund*        10.86%       6.01%            6.63%
Merrill Lynch Mortgage Master Index    11.28%       6.62%            7.13%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

                                                                              35
                                                                ----------------

                                     OFFIT
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                               SHARES OR
                                                               PRINCIPAL     MARKET
                                                                AMOUNT        VALUE
--------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (26.9%)
    Federal Home Loan Mortgage Corp., 6.00%, 04/01/03 to
     07/01/29...............................................  $ 8,183,834  $ 7,937,491
    Federal Home Loan Mortgage Corp., 6.50%, 05/01/26 to
     06/01/30...............................................    1,967,178    1,940,130
    Federal Home Loan Mortgage Corp., 7.50%, 01/01/18 to
     11/01/29...............................................      167,317      169,670
    Federal Home Loan Mortgage Corp., 8.00%, 11/01/28 to
     11/01/29...............................................    2,014,165    2,062,001
                                                                           -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST
     $11,885,248)...........................................                12,109,292
                                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (33.8%)
    Federal National Mortgage Assoc., 6.00%, 03/01/13 to
     12/01/13...............................................    5,634,318    5,560,787
    Federal National Mortgage Assoc., 6.50%, 11/01/03 to
     01/01/30...............................................    7,416,204    7,322,528
    Federal National Mortgage Assoc., 8.00%, 10/01/26.......    1,140,430    1,166,803
    Federal National Mortgage Assoc., 8.50%, 05/01/20 to
     08/01/29...............................................    1,114,820    1,145,827
                                                                           -----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST
     $15,193,560)...........................................                15,195,945
                                                                           -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (37.8%)
    Government National Mortgage Assoc., 6.00%, 02/15/09 to
     07/15/29...............................................    7,333,854    7,149,748
    Government National Mortgage Assoc., 7.00%, 09/15/25 to
     08/15/29...............................................    5,172,679    5,195,320
    Government National Mortgage Assoc., 8.00%, 06/15/26 to
     08/15/27...............................................    2,136,152    2,188,886
    Government National Mortgage Assoc., 9.00%, 09/15/25 to
     02/15/30...............................................    2,408,489    2,498,054
                                                                           -----------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST
     $17,096,612)...........................................                17,032,008
                                                                           -----------
COMMERCIAL PAPER (1.1%)
    Consolidated Edison Inc., 6.55%, 01/02/01...............      490,000      489,911
                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $489,911)..................                   489,911
                                                                           -----------
MONEY MARKET FUND (0.1%)
    Bank of New York Cash Reserve...........................       44,313       44,313
                                                                           -----------
    TOTAL MONEY MARKET FUND (COST $44,313)..................                    44,313
                                                                           -----------
    TOTAL INVESTMENTS (COST $44,709,644) (+) -- 99.7%.......                44,871,469
    OTHER ASSETS IN EXCESS OF LIABILITIES 0.3%..............                   152,302
                                                                           -----------
    TOTAL NET ASSETS -- 100.0%..............................               $45,023,771
                                                                           ===========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ..........................    $ 462,759
Unrealized depreciation ..........................     (300,934)
                                                      ---------
Net unrealized appreciation ......................    $ 161,825
                                                      =========

    The accompanying notes are an integral part of the financial statements.
36
-------------

                                     OFFIT
                               TOTAL RETURN FUND

--------------------------------------------------------------------------------

The Total Return Fund had a return of 7.25% from its inception on June 22, 2000 to year-end. This compares with a return of 7.50% for the Lehman Brothers Aggregate Bond Index in the same time period. As of December 31, 2000, the Fund's net asset value was $10.27 and the 30-day SEC yield was 5.87%. The average maturity of the Fund was 7.17 years and the effective duration was 4.8 years. The broad asset allocation was 29% Treasuries, 6% Mortgage Pass-Throughs, 45% Agencies, 9% Investment Grade Corporates, 6% High Yield and 2.0% Emerging Markets debt.

During the past year, the Fund's duration was generally longer than the benchmark as we anticipated lower yields and a slower economy--a result of tightening monetary policy and an inverted yield curve. The slowdown in growth and concurrent stock market weakness revealed the overextension in business investment and household consumption that was built upon equity assets. In this environment, non-Treasury debt, specifically high yield, suffered in a relative return basis to Treasuries.

The fixed income markets responded by sending 10-year Treasury yields below 5%. The sharp equity market decline reflected a pace of economic deceleration that became worrisome to the point that the Federal Reserve stepped in to stabilize the capital markets with an unexpected 50 basis point cut in the funds rate.

Now that the Federal Reserve has eased, the yield curve is turning positive and the equity markets have stabilized. With bond yields at cyclical lows, the interest rate outlook becomes more problematic. It is even more so with tax cuts on the horizon.

The recent turn in policy, however, now benefits the high yield and emerging markets. High yield is aided because the positive curve signals that profitability is being restored to bank lending. As such, there is the anticipation that credit facilities to non-investment grade firms will, in turn, be restored. This results in a narrowing of the yield spread between the high yield market and Treasuries. The beginning of this move has, in fact, already begun. In the emerging markets, signs that policy is aggressively moving to stabilize the U.S. economy means that their key export market will be sustained along with the flow of foreign reserves necessary to support outstanding obligations.

While it will take time to work off the financial excesses built up from the 10-year bull market in equities, the prospect of further sharp declines in interest rates appears limited. Considering this prospect and the likelihood for fiscal stimulus, the Fund will move towards a more neutral stance in duration, with a greater emphasis on non-Treasury debt. At the beginning of January, for example, the fund allocation to high yield was increased to 25% from 7.5% at year-end.

Steven Blitz                                                       Isaac Frankel

January 19, 2001

                                                                              37
                                                                ----------------

                                     OFFIT
                               TOTAL RETURN FUND

--------------------------------------------------------------------------------
The following graph represents the total return based on a $250,000 investment made in the OFFIT Total Return Fund at the trading commencement date of June 22, 2000 and held through December 31, 2000 as well as the performance of the Lehman Brothers Aggregate Bond Index over the same period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          OFFIT TOTAL    LEHMAN BROTHERS
          RETURN FUND  AGGREGATE BOND INDEX
6/22/00      $250,000              $250,000
9/30/00      $257,934              $257,880
12/31/00     $268,147              $268,747

                                      SINCE INCEPTION
            TOTAL RETURN              (JUNE 22, 2000)
OFFIT Total Return Fund*                        7.25%
Lehman Brothers Aggregate Bond Index            7.50%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

38
----------------

                                     OFFIT
                               TOTAL RETURN FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2000

                                                              SHARES OR
                                                              PRINCIPAL    MARKET
                                                               AMOUNT      VALUE
-----------------------------------------------------------------------------------
CORPORATE BONDS (8.9%)
  FINANCIAL SERVICES (8.1%)
    CIT Group Inc., 7.625%, 08/16/05........................  $ 50,000   $   50,868
    Duke Capital Corporation, 7.25%, 10/01/04...............    50,000       51,514
    Ford Motor Credit Corporaton, 7.25%, 01/15/03...........    50,000       50,657
    Wells Fargo Company, 6.625%, 07/15/04...................   100,000      101,388
                                                                         ----------
                                                                            254,427
                                                                         ----------
  TELECOMMUNICATIONS (0.8%)
    U.S. West Communications, 6.375%, 10/15/02..............    25,000       24,887
                                                                         ----------
    TOTAL CORPORATE BONDS (COST $273,301)...................                279,314
                                                                         ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (6.0%)
    Government National Mortagage Association, 7.00%,
     07/15/29...............................................   188,894      189,720
                                                                         ----------
    TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST
     $186,194)..............................................                189,720
                                                                         ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (45.4%)
    Federal National Mortgage Association, 5.625%,
     03/15/01...............................................    50,000       49,940
    Federal National Mortgage Association, 6.00%,
     10/01/29...............................................   199,981      193,480
    Federal National Mortgage Association, 6.375%,
     06/15/09...............................................   640,000      655,386
    Federal National Mortgage Association, 7.125%,
     02/15/05...............................................   320,000      336,102
    Federal National Mortgage Association, 7.50%,
     11/01/30...............................................   189,819      192,430
                                                                         ----------
    TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST
     $1,382,730)............................................              1,427,338
                                                                         ----------
MUTUAL FUNDS (7.7%)
    OFFIT Emerging Markets Bond Fund -- Select Shares.......     5,676(1)     50,693
    OFFIT High Yield Fund -- Select Shares..................    24,075(1)    190,681
                                                                         ----------
    TOTAL MUTUAL FUNDS (COST $259,736)......................                241,374
                                                                         ----------
U.S. TREASURY NOTES (29.4%)
    Notes, 4.75%, 11/15/08..................................   249,000      242,201
    Notes, 5.875%, 11/15/05.................................   235,000      242,971
    Notes, 6.00%, 08/15/09..................................   335,000      353,588
    Notes, 7.25%, 05/15/16..................................    75,000       88,294
                                                                         ----------
    TOTAL U.S. TREASURY NOTES (COST $899,981)...............                927,054
                                                                         ----------
MONEY MARKET FUND (2.2%)
    Bank of New York Cash Reserve...........................    70,090       70,090
                                                                         ----------
    TOTAL MONEY MARKET FUND (COST $70,090)..................                 70,090
                                                                         ----------
    TOTAL INVESTMENTS (COST $3,072,032)(+) -- 99.6%.........              3,134,890
    OTHER ASSETS IN EXCESS OF LIABILITIES 0.4%..............                 13,456
                                                                         ----------
    TOTAL NET ASSETS -- 100.0%..............................             $3,148,346
                                                                         ==========

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation  .........................    $ 81,220
Unrealized depreciation  .........................     (18,362)
                                                      --------
Net unrealized appreciation  .....................    $ 62,858
                                                      ========

(1) Represents an investment in an affiliate.

    The accompanying notes are an integral part of the financial statements.
                                                                              39
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000


                                              HIGH  EMERGING MARKETS
                                        YIELD FUND         BOND FUND
--------------------------------------------------------------------
ASSETS:
  Investments, at market value
    (1)............................  $ 951,727,765  $    158,005,485
  Cash.............................             --                --
  Interest and dividends
    receivable.....................     23,101,843         5,024,914
  Receivable for capital shares
    sold...........................      2,324,220                --
  Receivable for investment
    securities sold................        832,425         5,010,830
  Deferred organization expenses...             --                --
  Receivable from Adviser..........             --                --
  Prepaid expenses and other
    assets.........................         94,647            15,416
                                     -------------  ----------------
    Total Assets...................    978,080,900       168,056,645
                                     -------------  ----------------
LIABILITIES:
  Cash overdraft...................             --                --
  Dividends payable................      2,474,456         1,646,164
  Payable for investment securities
    purchased......................             --                --
  Payable for capital shares
    redeemed.......................      3,918,835         2,408,345
  Net unrealized depreciation on
    forward foreign currency
    contracts (Note 2).............      2,170,543            29,357
  Investment advisory fees
    payable........................        610,900           128,601
  Custody fees payable.............         46,089            13,308
  Professional fees payable........        143,310            20,586
  Administration fees payable......         83,667            13,575
  Other payables and accrued
    expenses.......................        112,214            14,662
                                     -------------  ----------------
    Total Liabilities..............      9,560,014         4,274,598
                                     -------------  ----------------
NET ASSETS:........................  $ 968,520,886  $    163,782,047
                                     =============  ================
Net assets consist of:
  Shares of capital stock, $0.001
    par value per share............  $     122,044  $         18,340
  Additional paid-in capital.......  1,310,108,757       225,334,221
  Distributions in excess of net
    investment income..............     (2,067,667)       (1,087,305)
  Accumulated undistributed net
    realized gains (loss) on
    investments and foreign
    currency transactions..........    (70,865,713)      (49,985,431)
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    transactions...................   (268,776,535)      (10,497,778)
                                     -------------  ----------------
NET ASSETS.........................  $ 968,520,886  $    163,782,047
                                     =============  ================
SELECT SHARES:
  NET ASSETS.......................  $ 945,788,248  $    163,781,520
                                     =============  ================
  SHARES OF CAPITAL STOCK
    OUTSTANDING....................    119,405,145        18,339,765
                                     =============  ================
  NET ASSET VALUE (OFFERING AND
    REDEMPTION PRICE PER SHARE)....  $        7.92  $           8.93
                                     =============  ================
MSD&T SHARES:
  NET ASSETS.......................  $  20,072,394
                                     =============
  SHARES OF CAPITAL STOCK
    OUTSTANDING....................      2,302,754
                                     =============
  NET ASSET VALUE (OFFERING AND
    REDEMPTION PRICE PER SHARE)....  $        8.72
                                     =============
ADVISOR SHARES:
  NET ASSETS.......................  $   2,660,244  $            527
                                     =============  ================
  SHARES OF CAPITAL STOCK
    OUTSTANDING....................        335,702                59
                                     =============  ================
  NET ASSET VALUE (OFFERING AND
    REDEMPTION PRICE PER SHARE)....  $        7.92  $           8.93
                                     =============  ================
(1) Investments at cost............  $1,218,468,428 $    168,472,817
                                     =============  ================

    The accompanying notes are an integral part of the financial statements.
40
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

                                                                                                  U.S.
                                                       NEW YORK   CALIFORNIA     NATIONAL   GOVERNMENT     MORTGAGE       TOTAL
                                     LATIN AMERICA    MUNICIPAL    MUNICIPAL    MUNICIPAL   SECURITIES   SECURITIES      RETURN
                                       EQUITY FUND         FUND         FUND         FUND         FUND         FUND        FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value
    (1)............................  $  13,286,311  $85,542,348  $15,717,190  $25,277,691  $48,839,195  $44,871,469  $3,134,890
  Cash.............................          1,523      451,532        1,295          331           --           --          --
  Interest and dividends
    receivable.....................         75,874    1,085,178      161,514      238,010      642,218      248,716      37,049
  Receivable for capital shares
    sold...........................             --      533,603           --      772,960    3,330,000           --          --
  Receivable for investment
    securities sold................             --           --           --           --           --           --          --
  Deferred organization expenses...          1,062           --       10,852       12,024        6,381        6,381          --
  Receivable from Adviser..........             --           --           --           --           --           --       3,298
  Prepaid expenses and other
    assets.........................          4,044        6,390        1,909        3,642        2,306        9,475          35
                                     -------------  -----------  -----------  -----------  -----------  -----------  ----------
    Total Assets...................     13,368,814   87,619,051   15,892,760   26,304,658   52,820,100   45,136,041   3,175,272
                                     -------------  -----------  -----------  -----------  -----------  -----------  ----------
LIABILITIES:
  Cash overdraft...................             --           --           --           --       35,569           --          --
  Dividends payable................             --       53,220       17,123       32,771       62,659       79,407      21,617
  Payable for investment securities
    purchased......................             --    1,529,190           --      509,730           --           --          --
  Payable for capital shares
    redeemed.......................             --      794,960           --           --           --           --          --
  Net unrealized depreciation on
    forward foreign currency
    contracts (Note 2).............             --           --           --           --           --           --          --
  Investment advisory fees
    payable........................         11,583       23,118        4,157        5,544       11,425       12,195          --
  Custody fees payable.............         10,046        3,011          583          810        1,900        2,048          61
  Professional fees payable........          4,167        9,601        3,696        4,228        6,372        7,604       2,885
  Administration fees payable......            521        6,786           --        2,560        3,930        3,822          --
  Other payables and accrued
    expenses.......................          4,551        9,652        4,791        4,405        5,526        7,194       2,363
                                     -------------  -----------  -----------  -----------  -----------  -----------  ----------
    Total Liabilities..............         30,868    2,429,538       30,350      560,048      127,381      112,270      26,926
                                     -------------  -----------  -----------  -----------  -----------  -----------  ----------
NET ASSETS:........................  $  13,337,946  $85,189,513  $15,862,410  $25,744,610  $52,692,719  $45,023,771  $3,148,346
                                     =============  ===========  ===========  ===========  ===========  ===========  ==========
Net assets consist of:
  Shares of capital stock, $0.001
    par value per share............  $       1,517  $     7,817  $     1,496  $     2,416  $     5,105  $     4,458  $      307
  Additional paid-in capital.......     31,291,924   82,707,982   15,524,282   24,844,812   52,786,282   46,131,045   3,085,181
  Distributions in excess of net
    investment income..............             --           --           --           --           --           --          --
  Accumulated undistributed net
    realized gains (loss) on
    investments and foreign
    currency transactions..........    (18,672,932)      94,352      (28,874)     102,288   (1,499,246)  (1,273,557)         --
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    transactions...................        717,437    2,379,362      365,506      795,094    1,400,578      161,825      62,858
                                     -------------  -----------  -----------  -----------  -----------  -----------  ----------
NET ASSETS.........................  $  13,337,946  $85,189,513  $15,862,410  $25,744,610  $52,692,719  $45,023,771  $3,148,346
                                     =============  ===========  ===========  ===========  ===========  ===========  ==========
SELECT SHARES:
  NET ASSETS.......................  $  13,337,946  $85,189,513  $15,862,410  $25,744,610  $52,692,719  $45,023,771  $3,148,346
                                     =============  ===========  ===========  ===========  ===========  ===========  ==========
  SHARES OF CAPITAL STOCK
    OUTSTANDING....................      1,517,336    7,816,673    1,495,712    2,415,720    5,105,092    4,457,650     306,514
                                     =============  ===========  ===========  ===========  ===========  ===========  ==========
  NET ASSET VALUE (OFFERING AND
    REDEMPTION PRICE PER SHARE)....  $        8.79  $     10.90  $     10.61  $     10.66  $     10.32  $     10.10  $    10.27
                                     =============  ===========  ===========  ===========  ===========  ===========  ==========
MSD&T SHARES:
  NET ASSETS.......................
  SHARES OF CAPITAL STOCK
    OUTSTANDING....................
  NET ASSET VALUE (OFFERING AND
    REDEMPTION PRICE PER SHARE)....
ADVISOR SHARES:
  NET ASSETS.......................
  SHARES OF CAPITAL STOCK
    OUTSTANDING....................
  NET ASSET VALUE (OFFERING AND
    REDEMPTION PRICE PER SHARE)....
(1) Investments at cost............  $  12,567,015  $83,162,986  $15,351,684  $24,482,597  $47,438,617  $44,709,644  $3,072,032
                                     =============  ===========  ===========  ===========  ===========  ===========  ==========

    The accompanying notes are an integral part of the financial statements.
                                                                              41
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000


                                                  HIGH  EMERGING MARKETS
                                            YIELD FUND         BOND FUND
------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (2)..........................  $127,547,378  $     23,951,007
  Dividends (2).........................            --                --
                                          ------------  ----------------
    Total income........................   127,547,378        23,951,007
                                          ------------  ----------------
EXPENSES:
  Advisory..............................     8,894,882         1,711,968
  Administration........................     1,099,603           237,773
  Professional..........................       343,267            40,273
  Transfer agent and shareholder
    servicing fees......................       199,983            50,793
  Custody...............................       195,735            48,294
  Fund accounting.......................        15,000            15,000
  Amortization of organization
    expenses............................            --                --
  Blue sky..............................            --                --
  Miscellaneous.........................       330,486            56,221
                                          ------------  ----------------
    Total expenses before
     waivers/reimbursements.............    11,078,956         2,160,322
    Less expenses waived/reimbursed.....       (61,795)          (62,267)
                                          ------------  ----------------
    Net expenses........................    11,017,161         2,098,055
                                          ------------  ----------------
NET INVESTMENT INCOME (LOSS)............   116,530,217        21,852,952
                                          ------------  ----------------
REALIZED AND UNREALIZED GAINS (LOSS) ON
  INVESTMENTS:
  Net realized gains (loss) on
    investment transactions.............   (56,674,086)       (6,514,203)
  Net realized gains (loss) on
    investment and foreign currency
    transactions........................     4,176,796           171,024
  Net change in unrealized
    appreciation\depreciation of
    investments.........................  (110,094,458)       (4,030,253)
  Net change in unrealized
    appreciation\depreciation of foreign
    currency transactions...............    (4,922,448)          (30,446)
                                          ------------  ----------------
Net realized and unrealized gains (loss)
  on investments........................  (167,514,196)      (10,403,878)
                                          ------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $(50,983,979) $     11,449,074
                                          ============  ================
(2) Foreign witholding tax..............  $    352,536  $--
---------------

  * Includes dividend income and unrealized depreciation of $12,860 and $(18,362), respectively from an investment in OFFIT High Yield Fund & OFFIT Emerging Markets Bond Fund, affiliated Funds.

    The accompanying notes are an integral part of the financial statements.
42
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                      STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                                   U.S.
                                                           NEW YORK  CALIFORNIA    NATIONAL  GOVERNMENT    MORTGAGE     TOTAL
                                          LATIN AMERICA   MUNICIPAL   MUNICIPAL   MUNICIPAL  SECURITIES  SECURITIES    RETURN
                                            EQUITY FUND        FUND        FUND        FUND        FUND        FUND     FUND*
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (2)..........................  $       9,896  $3,613,001  $  695,614  $1,042,465  $2,609,547  $3,436,290  $ 65,146
  Dividends (2).........................        288,719          --          --          --          --          --        --
                                          -------------  ----------  ----------  ----------  ----------  ----------  --------
    Total income........................        298,615   3,613,001     695,614   1,042,465   2,609,547   3,436,290    65,146
                                          -------------  ----------  ----------  ----------  ----------  ----------  --------
EXPENSES:
  Advisory..............................        207,678     249,678      50,657      70,924     146,445     174,551     4,618
  Administration........................         25,960      89,170      18,092      25,330      52,302      62,340     1,155
  Professional..........................         16,563       9,782       3,562       3,019       4,569       6,560     2,963
  Transfer agent and shareholder
    servicing fees......................         18,000      21,291      18,000      18,000      18,000      18,000    10,500
  Custody...............................         43,485      11,573       2,340       3,068       6,677       8,238        96
  Fund accounting.......................         15,000      15,000      15,000      15,000      15,000      15,000     8,750
  Amortization of organization
    expenses............................          9,022       1,662       8,711       6,698       4,275       4,275        --
  Blue sky..............................             --          --          --       9,964          --          --        --
  Miscellaneous.........................         16,955      24,876      16,799       9,490      17,660      36,994     1,204
                                          -------------  ----------  ----------  ----------  ----------  ----------  --------
    Total expenses before
     waivers/reimbursements.............        352,663     423,032     133,161     161,493     264,928     325,958    29,286
    Less expenses waived/reimbursed.....        (32,965)    (66,349)    (60,794)    (60,173)    (55,722)    (76,599)  (22,945)
                                          -------------  ----------  ----------  ----------  ----------  ----------  --------
    Net expenses........................        319,698     356,683      72,367     101,320     209,206     249,359     6,341
                                          -------------  ----------  ----------  ----------  ----------  ----------  --------
NET INVESTMENT INCOME (LOSS)............        (21,083)  3,256,318     623,247     941,145   2,400,341   3,186,931    58,805
                                          -------------  ----------  ----------  ----------  ----------  ----------  --------
REALIZED AND UNREALIZED GAINS (LOSS) ON
  INVESTMENTS:
  Net realized gains (loss) on
    investment transactions.............      1,253,478     672,642      (6,469)    383,021    (417,606) (1,128,593)   30,631
  Net realized gains (loss) on
    investment and foreign currency
    transactions........................        (23,455)         --          --          --          --          --        --
  Net change in unrealized
    appreciation\depreciation of
    investments.........................     (5,973,991)  3,436,239     818,222     917,222   3,040,209   2,893,884    62,858
  Net change in unrealized
    appreciation\depreciation of foreign
    currency transactions...............         22,567          --          --          --          --          --        --
                                          -------------  ----------  ----------  ----------  ----------  ----------  --------
Net realized and unrealized gains (loss)
  on investments........................     (4,721,401)  4,108,881     811,753   1,300,243   2,622,603   1,765,291    93,489
                                          -------------  ----------  ----------  ----------  ----------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $  (4,742,484) $7,365,199  $1,435,000  $2,241,388  $5,022,944  $4,952,222  $152,294
                                          =============  ==========  ==========  ==========  ==========  ==========  ========
(2) Foreign witholding tax..............  $      35,618  $       --  $       --  $       --  $       --  $       --  $--
---------------

  * Includes dividend income and unrealized depreciation of $12,860 and $(18,362), respectively from an investment in OFFIT High Yield Fund & OFFIT Emerging Markets Bond Fund, affiliated Funds.

    The accompanying notes are an integral part of the financial statements.
                                                                              43
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                               HIGH YIELD FUND
                                     ------------------------------------
                                          FOR THE YEAR       FOR THE YEAR
                                                 ENDED              ENDED
                                     DECEMBER 31, 2000  DECEMBER 31, 1999
-------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....  $     116,530,217  $     156,123,316
  Net realized gains (loss) on
    investment and foreign currency
    transactions...................        (52,497,290)        (8,967,507)
  Net change in unrealized
    appreciation\depreciation of
    investments and foreign
    currency transactions..........       (115,016,906)      (129,851,643)
                                     -----------------  -----------------
  Net increase (decrease) in net
    assets resulting from
    operations.....................        (50,983,979)        17,304,166
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income............       (116,530,217)      (156,123,316)
  Excess of net investment
    income.........................         (1,434,517)        (8,535,732)
  Return of capital................                 --                 --
                                     -----------------  -----------------
  Total dividends and distributions
    to shareholders................       (117,964,734)      (164,659,048)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued......        239,186,609        530,922,622
  Dividends reinvested.............         83,360,290        114,020,009
  Cost of shares redeemed..........       (654,321,324)      (767,972,952)
                                     -----------------  -----------------
  Net increase (decrease) in net
    assets from capital share
    transactions...................       (331,774,425)      (123,030,321)
                                     -----------------  -----------------
  Total increase (decrease) in net
    assets.........................       (500,723,138)      (270,385,203)
NET ASSETS:
  Beginning of year................      1,469,244,024      1,739,629,227
                                     -----------------  -----------------
  End of year*.....................  $     968,520,886  $   1,469,244,024
                                     =================  =================
* (Including distributions in
  excess of net investment
  income.).........................  $      (2,067,667) $      (2,984,862)

                                          CALIFORNIA MUNICIPAL FUND
                                     ------------------------------------
                                          FOR THE YEAR       FOR THE YEAR
                                                 ENDED              ENDED
                                     DECEMBER 31, 2000  DECEMBER 31, 1999
-------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income............  $         623,247  $         512,346
  Net realized gains (loss) on
    investment and foreign currency
    transactions...................             (6,469)           (22,405)
  Net change in unrealized
    appreciation\depreciation of
    investments and foreign
    currency transactions..........            818,222           (636,696)
                                     -----------------  -----------------
  Net increase (decrease) in net
    assets resulting from
    operations.....................          1,435,000           (146,755)
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income............           (623,247)          (512,346)
  Excess of net investment
    income.........................             (8,345)                --
                                     -----------------  -----------------
  Total dividends and distributions
    to shareholders................           (631,592)          (512,346)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued......          5,032,813          4,381,453
  Dividends reinvested.............            450,994            364,877
  Cost of shares redeemed..........         (4,070,063)        (1,507,814)
                                     -----------------  -----------------
  Net increase (decrease) in net
    assets from capital share
    transactions...................          1,413,744          3,238,516
                                     -----------------  -----------------
  Total increase (decrease) in net
    assets.........................          2,217,152          2,579,415
NET ASSETS:
  Beginning of year................         13,645,258         11,065,843
                                     -----------------  -----------------
  End of year*.....................  $      15,862,410  $      13,645,258
                                     =================  =================
* (Including undistributed net
  investment income (distributions
  in excess of net investment
  income.))........................  $              --  $           8,345

    The accompanying notes are an integral part of the financial statements.
44
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          EMERGING MARKETS BOND FUND            LATIN AMERICA EQUITY FUND
                                     ------------------------------------  ------------------------------------
                                          FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                 ENDED              ENDED              ENDED              ENDED
                                     DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....  $      21,852,952  $      18,328,896  $         (21,083) $         247,723
  Net realized gains (loss) on
    investment and foreign currency
    transactions...................         (6,343,179)       (14,939,784)         1,230,023         (5,384,595)
  Net change in unrealized
    appreciation\depreciation of
    investments and foreign
    currency transactions..........         (4,060,699)        33,460,289         (5,951,424)        13,420,087
                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net
    assets resulting from
    operations.....................         11,449,074         36,849,401         (4,742,484)         8,283,215
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income............        (21,852,952)       (18,026,181)                --           (247,723)
  Excess of net investment
    income.........................                 --                 --                 --            (37,119)
  Return of capital................                 --           (302,715)                --                 --
                                     -----------------  -----------------  -----------------  -----------------
  Total dividends and distributions
    to shareholders................        (21,852,952)       (18,328,896)                --           (284,842)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued......        138,909,492         50,168,407          3,650,355          6,590,882
  Dividends reinvested.............         13,688,910         10,379,144                 --            145,620
  Cost of shares redeemed..........       (152,136,515)       (54,249,530)        (9,514,676)        (7,146,256)
                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net
    assets from capital share
    transactions...................            461,887          6,298,021         (5,864,321)          (409,754)
                                     -----------------  -----------------  -----------------  -----------------
  Total increase (decrease) in net
    assets.........................         (9,941,991)        24,818,526        (10,606,805)         7,588,619
NET ASSETS:
  Beginning of year................        173,724,038        148,905,512         23,944,751         16,356,132
                                     -----------------  -----------------  -----------------  -----------------
  End of year*.....................  $     163,782,047  $     173,724,038  $      13,337,946  $      23,944,751
                                     =================  =================  =================  =================
* (Including distributions in
  excess of net investment
  income.).........................  $      (1,087,305) $      (1,919,817) $              --  $              --

                                           NEW YORK MUNICIPAL FUND
                                     ------------------------------------
                                          FOR THE YEAR       FOR THE YEAR
                                                 ENDED              ENDED
                                     DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------  ------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....  $       3,256,318  $       2,933,091
  Net realized gains (loss) on
    investment and foreign currency
    transactions...................            672,642           (578,290)
  Net change in unrealized
    appreciation\depreciation of
    investments and foreign
    currency transactions..........          3,436,239         (2,913,138)
                                     -----------------  -----------------
  Net increase (decrease) in net
    assets resulting from
    operations.....................          7,365,199           (558,337)
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income............         (3,256,318)        (2,933,091)
  Excess of net investment
    income.........................                 --                 --
  Return of capital................                 --                 --
                                     -----------------  -----------------
  Total dividends and distributions
    to shareholders................         (3,256,318)        (2,933,091)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued......         27,546,834         28,065,457
  Dividends reinvested.............          2,598,167          2,449,903
  Cost of shares redeemed..........        (17,292,380)       (26,588,867)
                                     -----------------  -----------------
  Net increase (decrease) in net
    assets from capital share
    transactions...................         12,852,621          3,926,493
                                     -----------------  -----------------
  Total increase (decrease) in net
    assets.........................         16,961,502            435,065
NET ASSETS:
  Beginning of year................         68,228,011         67,792,946
                                     -----------------  -----------------
  End of year*.....................  $      85,189,513  $      68,228,011
                                     =================  =================
* (Including distributions in
  excess of net investment
  income.).........................  $              --  $              --

                                           NATIONAL MUNICIPAL FUND           U.S. GOVERNMENT SECURITIES FUND
                                     ------------------------------------  ------------------------------------
                                          FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                 ENDED              ENDED              ENDED              ENDED
                                     DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....  $         941,145  $         880,949  $       2,400,341  $       1,986,275
  Net realized gains (loss) on
    investment and foreign currency
    transactions...................            383,021           (280,733)          (417,606)        (1,056,878)
  Net change in unrealized
    appreciation\depreciation of
    investments and foreign
    currency transactions..........            917,222           (471,504)         3,040,209         (1,681,065)
                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net
    assets resulting from
    operations.....................          2,241,388            128,712          5,022,944           (751,668)
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income............           (941,145)          (880,949)        (2,400,341)        (1,986,275)
  Excess of net investment
    income.........................             (5,322)                --                 --             (4,923)
                                     -----------------  -----------------  -----------------  -----------------
  Total dividends and distributions
    to shareholders................           (946,467)          (880,949)        (2,400,341)        (2,033,912)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued......         12,475,594          8,882,215         25,943,133         25,276,670
  Dividends reinvested.............            680,178            678,632          1,740,533          1,722,886
  Cost of shares redeemed..........         (7,749,684)       (19,499,510)       (20,035,267)       (21,151,397)
                                     -----------------  -----------------  -----------------  -----------------
  Net increase (decrease) in net
    assets from capital share
    transactions...................          5,406,088         (9,938,663)         7,648,399          5,848,159
                                     -----------------  -----------------  -----------------  -----------------
  Total increase (decrease) in net
    assets.........................          6,701,009        (10,690,900)        10,271,002          3,062,579
NET ASSETS:
  Beginning of year................         19,043,601         29,734,501         42,421,717         39,359,138
                                     -----------------  -----------------  -----------------  -----------------
  End of year*.....................  $      25,744,610  $      19,043,601  $      52,692,719  $      42,421,717
                                     =================  =================  =================  =================
* (Including undistributed net
  investment income (distributions
  in excess of net investment
  income.))........................  $              --  $           5,322  $              --  $            (143)

                                           MORTGAGE SECURITIES FUND
                                     ------------------------------------
                                          FOR THE YEAR       FOR THE YEAR
                                                 ENDED              ENDED
                                     DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------  ------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss).....  $       3,186,931  $       3,603,851
  Net realized gains (loss) on
    investment and foreign currency
    transactions...................         (1,128,593)          (137,336)
  Net change in unrealized
    appreciation\depreciation of
    investments and foreign
    currency transactions..........          2,893,884         (3,193,680)
                                     -----------------  -----------------
  Net increase (decrease) in net
    assets resulting from
    operations.....................          4,952,222            272,835
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income............         (3,186,931)        (3,603,851)
  Excess of net investment
    income.........................                 --             (4,631)
                                     -----------------  -----------------
  Total dividends and distributions
    to shareholders................         (3,186,931)        (3,617,538)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued......          9,775,574         16,252,334
  Dividends reinvested.............          2,221,658          2,964,170
  Cost of shares redeemed..........        (31,047,585)        (8,024,428)
                                     -----------------  -----------------
  Net increase (decrease) in net
    assets from capital share
    transactions...................        (19,050,353)        11,192,076
                                     -----------------  -----------------
  Total increase (decrease) in net
    assets.........................        (17,285,062)         7,847,373
NET ASSETS:
  Beginning of year................         62,308,833         54,461,460
                                     -----------------  -----------------
  End of year*.....................  $      45,023,771  $      62,308,833
                                     =================  =================
* (Including undistributed net
  investment income (distributions
  in excess of net investment
  income.))........................  $              --  $            (267)

    The accompanying notes are an integral part of the financial statements.
                                                                              45
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                      TOTAL RETURN FUND
                                                    ----------------------
                                                       FOR THE PERIOD FROM
                                                     JUNE 22, 2000 THROUGH
                                                        DECEMBER 31, 2000*
--------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income...........................       $       58,805
  Net realized gains on investment and foreign
    currency transactions.........................               30,631
  Net change in unrealized appreciation of
    investments and foreign currency
    transactions..................................               62,858
                                                         --------------
  Net increase in net assets resulting from
    operations....................................              152,294
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................              (58,805)
  Net realized gains..............................              (30,631)
                                                         --------------
  Total dividends and distributions to
    shareholders..................................              (89,436)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued.....................            3,234,772
  Dividends reinvested............................               35,716
  Cost of shares redeemed.........................             (185,000)
                                                         --------------
  Net increase in net assets from capital share
    transactions..................................            3,085,488
                                                         --------------
  Total increase in net assets....................            3,148,346
NET ASSETS:
  Beginning of period.............................                   --
                                                         --------------
  End of period...................................       $    3,148,346
                                                         ==============

---------------

  *  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.
46
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                              SELECT SHARES
                           -----------------------------------------------------------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                      2000             1999             1998             1997             1996
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $   9.11        $     9.91       $    10.34       $    10.15        $   9.92
                              --------        ----------       ----------       ----------        --------
  Net investment
    income...............         0.76              0.90             0.88             0.87            0.89
  Net realized and
    unrealized gain
    (loss)...............        (1.13)            (0.79)           (0.43)            0.31            0.29
                              --------        ----------       ----------       ----------        --------
  Total income (loss)
    from investment
    operations...........        (0.37)             0.11             0.45             1.18            1.18
                              --------        ----------       ----------       ----------        --------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment
    income...............        (0.76)            (0.90)           (0.88)           (0.87)          (0.89)
  Excess of net
    investment income....        (0.06)            (0.01)              --               --              --
  Net realized gains.....           --                --               --            (0.12)          (0.06)
                              --------        ----------       ----------       ----------        --------
Total dividends and
  distributions..........        (0.82)            (0.91)           (0.88)           (0.99)          (0.95)
                              --------        ----------       ----------       ----------        --------
  Net change in net asset
    value per share......        (1.19)            (0.80)           (0.43)            0.19            0.23
                              --------        ----------       ----------       ----------        --------
NET ASSET VALUE, END OF
  PERIOD.................     $   7.92        $     9.11       $     9.91       $    10.34        $  10.15
                              ========        ==========       ==========       ==========        ========
TOTAL RETURN(a)..........       (4.34%)            1.10%            4.49%           12.09%          12.46%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (in
    thousands)...........     $945,788        $1,454,507       $1,739,622       $1,346,553        $851,720
Ratios to average net
  assets:
  Expenses***............        0.88%             0.82%            0.84%            0.87%           0.98%
  Net investment
    income...............        9.36%             8.91%            8.67%            8.46%           8.86%
PORTFOLIO TURNOVER
  RATE...................          22%               42%              36%              47%             41%

                          HIGH YIELD FUND (CONTINUED)

                                                       ADVISOR SHARES(E)                          MSD&T SHARES
                                        -----------------------------------------------  -------------------------------
                                                FOR THE          FOR THE        FOR THE          FOR THE         FOR THE
                                           PERIOD ENDED     PERIOD ENDED  PERIOD* ENDED       YEAR ENDED  PERIOD** ENDED
                                           DECEMBER 31,     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                   2000             1998           1997             2000            1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................      $  9.91          $10.34          $10.37          $ 10.03         $ 10.00(d)
                                            -------          ------          ------          -------         -------
  Net investment income...............         0.02            0.60            0.32             0.88            0.19
  Net realized and unrealized gain
    (loss)............................        (1.99)          (0.43)           0.09            (1.31)           0.05
                                            -------          ------          ------          -------         -------
  Total income (loss) from investment
    operations........................        (1.97)           0.17            0.41            (0.43)           0.24
                                            -------          ------          ------          -------         -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income...............        (0.02)          (0.60)          (0.32)           (0.88)          (0.21)
  Net realized gains..................           --              --           (0.12)              --              --
                                            -------          ------          ------          -------         -------
Total dividends and distributions.....        (0.02)          (0.60)          (0.44)           (0.88)          (0.21)
                                            -------          ------          ------          -------         -------
  Net change in net asset value per
    share.............................        (1.99)          (0.43)          (0.03)           (1.31)           0.03
                                            -------          ------          ------          -------         -------
NET ASSET VALUE, END OF PERIOD........      $  7.92          $ 9.91          $10.34          $  8.72         $ 10.03
                                            =======          ======          ======          =======         =======
TOTAL RETURN(a).......................       (4.57%)          0.67%(b)        3.93%(b)        (4.57%)          2.38%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
    thousands)........................      $ 2,660          $    7          $   15          $20,072         $14,737
Ratios to average net assets:
  Expenses***.........................        1.13%(c)        0.93%(c)        1.03%(c)         1.13%           1.07%(c)
  Net investment income...............        9.11%(c)        9.54%(c)        7.87%(c)         9.18%           9.01%(c)
PORTFOLIO TURNOVER RATE...............          22%             36%             47%              22%             42%

---------------

  *  Sales of Advisor Shares began on August 14, 1997.
 **  Sales of MSD&T Shares began on November 1, 1999.
*** During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.
(e)  At December 31, 1999, there were no Advisor Shares outstanding.

    The accompanying notes are an integral part of the financial statements.
                                                                              47
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           EMERGING MARKETS BOND FUND

                                                                 SELECT SHARES                                     ADVISOR SHARES
                              -----------------------------------------------------------------------------------  --------------
                                      FOR THE          FOR THE          FOR THE          FOR THE          FOR THE         FOR THE
                                   YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                         2000             1999             1998             1997             1996           2000*
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING
  OF PERIOD.................     $   9.31         $   8.20         $  10.46         $  11.03         $   9.91         $   8.92
                                 --------         --------         --------         --------         --------         --------
  Net investment income.....         1.05             1.06             0.99             1.15             1.00             0.54
  Net realized and
    unrealized gain
    (loss)..................        (0.38)            1.09            (2.23)              --             1.55             0.01
                                 --------         --------         --------         --------         --------         --------
  Total income (loss) from
    investment operations...         0.67             2.15            (1.24)            1.15             2.55             0.55
                                 --------         --------         --------         --------         --------         --------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment income.....        (1.05)           (1.02)           (0.97)           (1.15)           (1.00)           (0.54)
  Excess of net investment
    income..................           --               --               --            (0.04)              --               --
  Net realized gains........           --               --               --            (0.53)           (0.43)              --
  Excess of realized
    gains...................           --               --            (0.03)              --               --               --
  Return of capital.........           --            (0.02)           (0.02)              --               --               --
                                 --------         --------         --------         --------         --------         --------
Total dividends and
  distributions.............        (1.05)           (1.04)           (1.02)           (1.72)           (1.43)           (0.54)
                                 --------         --------         --------         --------         --------         --------
  Net change in net asset
    value per share.........        (0.38)            1.11            (2.26)           (0.57)            1.12             0.01
                                 --------         --------         --------         --------         --------         --------
NET ASSET VALUE, END OF
  PERIOD....................     $   8.93         $   9.31         $   8.20         $  10.46         $  11.03         $   8.93
                                 ========         ========         ========         ========         ========         ========
TOTAL RETURN(a).............        7.44%           27.81%          (11.92%)          10.67%           26.56%            6.21%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    period (in thousands)...     $163,782         $173,724         $148,908         $210,777         $116,144         $      1
Ratios to average net
  assets:
  Expenses**................        1.09%            1.08%            1.10%            1.29%            1.16%            1.34%(c)
  Net investment income.....       11.42%           12.27%           10.53%            9.49%            9.62%           11.17%(c)
PORTFOLIO TURNOVER RATE.....         113%              74%              77%             179%             136%             113%

                           LATIN AMERICA EQUITY FUND

                                                                          SELECT SHARES (D)
                                        -------------------------------------------------------------------------------------
                                                                                                               FOR THE PERIOD
                                                FOR THE          FOR THE          FOR THE          FOR THE  FROM FEBRUARY 13,
                                             YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED    1996*** THROUGH
                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                                   2000             1999             1998             1997               1996
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................    $     11.08        $  7.34        $     14.13        $ 11.66           $ 10.00(e)
                                          -----------        -------        -----------        -------           -------
  Net investment income (loss)........          (0.01)          0.09               0.27           0.09              0.20
  Net realized and unrealized gain
    (loss)............................          (2.28)          3.78              (6.82)          2.74              2.11
                                          -----------        -------        -----------        -------           -------
  Total income (loss) from investment
    operations........................          (2.29)          3.87              (6.55)          2.83              2.31
                                          -----------        -------        -----------        -------           -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income (loss)........             --          (0.09)             (0.23)         (0.09)            (0.20)
  Excess of net investment income.....             --          (0.04)                --          (0.02)               --
  Net realized gains..................             --             --              (0.01)         (0.25)            (0.45)
                                          -----------        -------        -----------        -------           -------
Total dividends and distributions.....             --          (0.13)             (0.24)         (0.36)            (0.65)
                                          -----------        -------        -----------        -------           -------
  Net change in net asset value per
    share.............................          (2.29)          3.74              (6.79)          2.47              1.66
                                          -----------        -------        -----------        -------           -------
NET ASSET VALUE, END OF PERIOD........    $      8.79        $ 11.08        $      7.34        $ 14.13           $ 11.66
                                          ===========        =======        ===========        =======           =======
TOTAL RETURN(a).......................        (20.67%)        52.76%            (46.96%)        24.22%            23.36%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)........................    $    13,338        $23,945        $    16,356        $55,034           $13,308
Ratios to average net assets:
  Expenses**..........................          1.54%          1.28%              1.97%          1.60%             2.00%(c)
  Net investment income (loss)........         (0.10%)         1.42%              2.53%          0.26%             1.97%(c)
PORTFOLIO TURNOVER RATE...............            41%            63%                53%            98%              133%

                                            ADVISOR SHARES(F)
                                        --------------------------

                                                    FOR THE PERIOD
                                                             ENDED
                                                      DECEMBER 31,
                                                          1997****
--------------------------------------  --------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................           $ 15.11(e)
                                                 -------
  Net investment income (loss)........             (0.21)
  Net realized and unrealized gain
    (loss)............................             (0.50)
                                                 -------
  Total income (loss) from investment
    operations........................             (0.71)
                                                 -------
LESS DIVIDENDS AND DISTRIBUTION FROM:
  Net investment income (loss)........             (0.01)
  Excess of net investment income.....                --
  Net realized gains..................             (0.25)
                                                 -------
Total dividends and distributions.....             (0.26)
                                                 -------
  Net change in net asset value per
    share.............................             (0.97)
                                                 -------
NET ASSET VALUE, END OF PERIOD........           $ 14.14
                                                 =======
TOTAL RETURN(a).......................            (4.64%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)........................           $    18
Ratios to average net assets:
  Expenses**..........................             1.73%(c)
  Net investment income (loss)........            (0.73%)(c)
PORTFOLIO TURNOVER RATE...............               98%

---------------

  *  Sale of Advisor Shares began on June 6, 2000.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntarily fee reductions and/or reimbursements and not occurred, the ratios would have been higher.
***  Commencement of operations.
**** Sale of Advisor Shares began on June 23, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 2000, there were no Advisor Shares outstanding.
(e)  Initial offering price.
(f) For the period May 12, 2000 through May 18, 2000 there were Advisor Shares outstanding. As of December 31, 2000 there were no Advisor Shares outstanding. Financial highlights for this period are not being presented as information for this short period is not considered meaningful.

    The accompanying notes are an integral part of the financial statements.
48
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                            SELECT SHARES (d)
                           -----------------------------------------------------------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                      2000             1999             1998             1997             1996
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....      $ 10.32          $ 10.82          $ 10.69          $ 10.40          $ 10.47
                               -------          -------          -------          -------          -------
  Net investment
    income...............         0.48             0.43             0.44             0.46             0.44
  Net realized and
    unrealized gain
    (loss)...............         0.58            (0.50)            0.19             0.34            (0.06)
                               -------          -------          -------          -------          -------
  Total income (loss)
    from investment
    operations...........         1.06            (0.07)            0.63             0.80             0.38
                               -------          -------          -------          -------          -------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment
    income...............        (0.48)           (0.43)           (0.44)           (0.46)           (0.44)
  Net realized gains.....           --               --            (0.06)           (0.05)           (0.01)
                               -------          -------          -------          -------          -------
Total dividends and
  distributions..........        (0.48)           (0.43)           (0.50)           (0.51)           (0.45)
                               -------          -------          -------          -------          -------
  Net change in net asset
    value per share......         0.58            (0.50)            0.13             0.29            (0.07)
                               -------          -------          -------          -------          -------
NET ASSET VALUE, END OF
  PERIOD.................      $ 10.90          $ 10.32          $ 10.82          $ 10.69          $ 10.40
                               =======          =======          =======          =======          =======
TOTAL RETURN(a)..........       10.54%           (0.65%)           6.03%            7.84%            3.72%
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    period (in
    thousands)...........      $85,190          $68,228          $67,793          $42,046          $20,158
Ratios to average net
  assets:
  Expenses**.............        0.50%            0.50%            0.50%            0.50%            0.55%
  Net investment
    income...............        4.56%            4.09%            4.08%            4.22%            4.28%
PORTFOLIO TURNOVER
  RATE...................         256%              93%             132%             144%              33%

                           CALIFORNIA MUNICIPAL FUND

                                                             SELECT SHARES (d)
                                ----------------------------------------------------------------------------
                                        FOR THE          FOR THE          FOR THE        FOR THE PERIOD FROM
                                     YEAR ENDED       YEAR ENDED       YEAR ENDED     APRIL 2, 1997* THROUGH
                                   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,               DECEMBER 31,
                                           2000             1999             1998                       1997
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................      $ 10.06          $ 10.54          $ 10.37               $10.00(e)
                                    -------          -------          -------               ------
  Net investment income.......         0.44             0.40             0.40                 0.33
  Net realized and unrealized
    gain (loss)...............         0.56            (0.48)            0.22                 0.38
                                    -------          -------          -------               ------
  Total income (loss) from
    investment operations.....         1.00            (0.08)            0.62                 0.71
                                    -------          -------          -------               ------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment income.......        (0.44)           (0.40)           (0.40)               (0.33)
  Excess of net investment
    income....................        (0.01)              --            (0.01)                  --
  Net realized gains..........           --               --            (0.04)               (0.01)
                                    -------          -------          -------               ------
Total dividends and
  distributions...............        (0.45)           (0.40)           (0.45)               (0.34)
                                    -------          -------          -------               ------
  Net change in net asset
    value per share...........         0.55            (0.48)            0.17                 0.37
                                    -------          -------          -------               ------
NET ASSET VALUE, END OF
  PERIOD......................      $ 10.61          $ 10.06          $ 10.54               $10.37
                                    =======          =======          =======               ======
TOTAL RETURN(a)...............       10.14%           (0.77%)           6.14%                7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (in thousands)............      $15,862          $13,645          $11,066               $4,792
Ratios to average net assets:
  Expenses**..................        0.50%            0.50%            0.50%                0.50%(c)
  Net investment income.......        4.31%            3.91%            3.87%                4.15%(c)
PORTFOLIO TURNOVER RATE.......         183%              20%              51%                  41%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 2000 there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              49
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                            NATIONAL MUNICIPAL FUND

                                                                     SELECT SHARES(d)
                                          ----------------------------------------------------------------------
                                                  FOR THE          FOR THE          FOR THE  FOR THE PERIOD FROM
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED    OCTOBER 20, 1997*
                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,              THROUGH
                                                     2000             1999             1998    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCES:
NET ASSET VALUE, BEGINNING OF PERIOD....      $ 10.04          $ 10.43          $ 10.19            $10.00(e)
                                              -------          -------          -------            ------
  Net investment income.................         0.47             0.41             0.40              0.08
  Net realized and unrealized gain
    (loss)..............................         0.62            (0.39)            0.29              0.19
                                              -------          -------          -------            ------
  Total income from investment
    operations..........................         1.09             0.02             0.69              0.27
                                              -------          -------          -------            ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................        (0.47)           (0.41)           (0.40)            (0.08)
  Excess of net investment income.......         0.00               --               --                --
  Net realized gains....................           --               --            (0.05)               --
                                              -------          -------          -------            ------
Total dividends and distributions.......        (0.47)           (0.41)           (0.45)            (0.08)
                                              -------          -------          -------            ------
  Net change in net asset value per
  share.................................         0.62            (0.39)            0.24              0.19
                                              -------          -------          -------            ------
NET ASSET VALUE, END OF PERIOD..........      $ 10.66          $ 10.04          $ 10.43            $10.19
                                              =======          =======          =======            ======
TOTAL RETURN(a).........................       11.21%            0.14%            6.91%             2.70%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................      $25,745          $19,044          $29,735            $2,805
Ratios to average net assets:
  Expenses**............................        0.50%            0.50%            0.50%             0.50%(c)
  Net investment income.................        4.64%            3.96%            3.90%             3.95%(c)
PORTFOLIO TURNOVER RATE.................         370%             299%             226%               46%

                        U.S. GOVERNMENT SECURITIES FUND

                                                                     SELECT SHARES(d)
                                          ----------------------------------------------------------------------
                                                  FOR THE          FOR THE          FOR THE  FOR THE PERIOD FROM
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED        JULY 1, 1997*
                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,              THROUGH
                                                     2000             1999             1998    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....      $  9.76          $ 10.46          $ 10.17            $ 10.00(e)
                                              -------          -------          -------            -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................         0.57             0.49             0.50               0.27
  Net realized and unrealized gain
    (loss)..............................         0.56            (0.69)            0.48               0.19
                                              -------          -------          -------            -------
  Total income (loss) from investment
    operations..........................         1.13            (0.20)            0.98               0.46
                                              -------          -------          -------            -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................        (0.57)           (0.49)           (0.50)             (0.27)
  Excess of net investment income.......           --               --               --              (0.01)
  Net realized gains....................           --            (0.01)           (0.19)             (0.01)
                                              -------          -------          -------            -------
Total dividends and distributions.......        (0.57)           (0.50)           (0.69)             (0.29)
                                              -------          -------          -------            -------
  Net change in net asset value per
    share...............................         0.56            (0.70)            0.29               0.17
                                              -------          -------          -------            -------
NET ASSET VALUE, END OF PERIOD..........      $ 10.32          $  9.76          $ 10.46            $ 10.17
                                              =======          =======          =======            =======
TOTAL RETURN(a).........................       11.98%           (1.95%)           9.82%              4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................      $52,693          $42,422          $39,359            $ 3,955
Ratios to average net assets:
  Expenses**............................        0.50%            0.50%            0.50%              0.50%(c)
  Net investment income.................        5.74%            4.85%            4.59%              5.32%(c)
PORTFOLIO TURNOVER RATE.................         592%             225%             423%               153%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 2000, there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
50
-------------

                        THE OFFIT INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                            MORTGAGE SECURITIES FUND

                                                                     SELECT SHARES(d)
                                          ----------------------------------------------------------------------
                                                  FOR THE          FOR THE          FOR THE  FOR THE PERIOD FROM
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED        JULY 1, 1997*
                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,              THROUGH
                                                     2000             1999             1998    DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....      $  9.71          $ 10.28          $ 10.17            $ 10.00(e)
                                              -------          -------          -------            -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................         0.62             0.59             0.58               0.29
  Net realized and unrealized gain
    (loss)..............................         0.39            (0.57)            0.14               0.22
                                              -------          -------          -------            -------
  Total income from investment
    operations..........................         1.01             0.02             0.72               0.51
                                              -------          -------          -------            -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................        (0.62)           (0.59)           (0.58)             (0.29)
  Excess of net investment income.......           --               --            (0.01)             (0.01)
  Net realized gains....................           --               --            (0.02)             (0.04)
                                              -------          -------          -------            -------
Total dividends and distributions.......        (0.62)           (0.59)           (0.61)             (0.34)
                                              -------          -------          -------            -------
  Net change in net asset value per
    share...............................         0.39            (0.57)            0.11               0.17
                                              -------          -------          -------            -------
NET ASSET VALUE, END OF PERIOD..........      $ 10.10          $  9.71          $ 10.28            $ 10.17
                                              =======          =======          =======            =======
TOTAL RETURN(a).........................       10.86%            0.23%            7.26%              5.10%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................      $45,024          $62,309          $54,461            $17,037
Ratios to average net assets:
  Expenses**............................        0.50%            0.50%            0.50%              0.50%(c)
  Net investment income.................        6.39%            5.92%            5.72%              5.77%(c)
PORTFOLIO TURNOVER RATE.................          33%              29%              78%                81%

                               TOTAL RETURN FUND

                                                             SELECT SHARES(d)
                                                         -------------------------
                                                               FOR THE PERIOD FROM
                                                            JUNE 22, 2000* THROUGH
                                                                 DECEMBER 31, 2000
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD...................           $ 10.00(e)
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................................              0.34
  Net realized and unrealized gains....................              0.37
                                                                  -------
  Total income from investment operaions...............              0.71
                                                                  -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income................................             (0.34)
  Net realized gains...................................             (0.10)
                                                                  -------
Total dividends and distributions......................             (0.44)
                                                                  -------
  Net change in net asset value per share..............              0.27
                                                                  -------
NET ASSET VALUE, END OF PERIOD.........................           $ 10.27
                                                                  =======
TOTAL RETURN(a)........................................             7.25%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)...........           $ 3,148
Ratios to average net assets:
  Expenses**...........................................             0.69%(c)
  Net investment income................................             6.33%(c)
PORTFOLIO TURNOVER RATE................................              102%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 2000 there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              51
                                                                   -------------

                        THE OFFIT INVESTMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION. The OFFIT Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and operates as a non-diversified, no-load, open-end management investment company. The Company consists of eleven separately managed funds, of which nine, OFFIT High Yield Fund, OFFIT Emerging Markets Bond Fund, OFFIT Latin America Equity Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund, OFFIT Mortgage Securities Fund and OFFIT Total Return Fund (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

High Yield Fund................  March 2, 1994
Emerging Markets Bond Fund.....  March 8, 1994
Latin America Equity Fund......  February 13, 1996
New York Municipal Fund........  April 3, 1995
California Municipal Fund......  April 2, 1997
National Municipal Fund........  October 20, 1997
U.S. Government Securities
  Fund.........................  July 1, 1997
Mortgage Securities Fund.......  July 1, 1997
Total Return Fund..............  June 22, 2000

Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." Effective November 1, 1999, the High Yield Fund offered a new class of shares, designated as "MSD&T Shares". Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the Advisor and MSD&T shares are expected to bear additional shareholder servicing expenses.

The High Yield Fund's primary investment objective is high current income with capital appreciation as a secondary objective. The Emerging Markets Bond Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The Latin America Equity Fund's primary investment objective is capital appreciation with current income as a secondary objective. The New York Municipal Fund seeks to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The California Municipal Fund seeks to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The National Municipal Fund seeks to maximize total after-tax return, consistent with a prudent level of credit risk. The U.S. Government Securities Fund seeks to provide shareholders with current income. The Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation. The Total Return Fund's investment objective is to maximize total return from a combination of capital appreciation and current income.

OFFITBANK (the "Adviser") serves as the Funds' investment adviser. PFPC Inc. ("PFPC"), a wholly owned subsidiary of PNC Financial Services Group, provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor") serves as the distributor of the Funds' shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

The investment income and expenses of a fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses are realized and unrealized gains and losses are incurred.

52
----------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

ORGANIZATIONAL COSTS:

Costs incurred in connection with the organization and initial registration of Funds which commenced operations prior to July 1, 1998 have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations. For Funds commencing operations after July 1, 1998, organizational costs are expensed as they occur.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the High Yield, New York Municipal, California Municipal, National Municipal, U.S. Government Securities, Mortgage Securities and Total Return Funds' net investment income, if any, are declared daily and paid monthly. Dividends from the Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the Latin America Equity Fund's net investment income, if any, are declared and paid yearly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatment for income transactions and losses deferred due to wash sales. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of December 31, 2000, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                 ACCUMULATED     ACCUMULATED
                                UNDISTRIBUTED   NET REALIZED
                                     NET         GAIN/(LOSS)
                                 INVESTMENT          ON
                                   INCOME        INVESTMENTS
                                -------------   -------------
Latin America Equity Fund.....     $42,587              --

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital and currency losses as follows:

                                 CAPITAL LOSS   CURRENCY LOSS
                                   DEFERRED       DEFERRED
                                 ------------   -------------
Emerging Markets Bond Fund.....   $2,422,046      $691,025
Latin America Equity Fund......           --         2,319
Mortgage Securities Fund.......        5,034            --

For federal income tax purposes, the following Funds have capital loss carry-forwards:

                                                   EMERGING
                                    HIGH YIELD      MARKETS     LATIN AMERICA
DATE OF EXPIRATION:                    FUND        BOND FUND     EQUITY FUND
-------------------                 -----------   -----------   -------------
2006..............................  $    62,898   $23,411,481    $10,182,951
2007..............................   15,953,813    19,398,259      8,434,856
2008..............................   56,939,153     3,877,872             --
                                    -----------   -----------    -----------
Total.............................  $72,955,864   $46,687,612    $18,617,807
                                    ===========   ===========    ===========

                                                                   MORTGAGE
                                CALIFORNIA     U.S. GOVERNMENT    SECURITIES
DATE OF EXPIRATION:           MUNICIPAL FUND   SECURITIES FUND       FUND
-------------------           --------------   ---------------   ------------
2007........................     $ 2,595          $  967,380      $  118,083
2008........................      26,280             484,447       1,150,173
                                 -------          ----------      ----------
Total.......................     $28,875          $1,451,827      $1,268,256
                                 =======          ==========      ==========

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

                                                                              53
                                                                ----------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

Each Fund (other than the New York, California and National Municipal Funds) may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings. The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Such Funds reserve the right to conduct futures transactions based on an index, which may be developed in the future to correlate with price movements in municipal obligations.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at December 31, 2000 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The table below indicates the High Yield Funds' outstanding forward currency contract positions at December 31, 2000:

                                              VALUE ON       VALUE AT
                   CONTRACT      MATURITY   ORIGINATION    DECEMBER 31,     UNREALIZED
      CURRENCY      AMOUNTS        DATE         DATE           2000        DEPRECIATION
      --------   -------------   --------   ------------   -------------   -------------
Sell    EURO       (14,365,000)  02/15/01   $(12,739,026)  $(13,515,204)    $  (776,178)
Sell     FRF      (135,240,000)  02/15/01    (18,283,542)   (19,397,898)     (1,114,356)
Sell     GBP       (10,580,000)  02/15/01    (15,538,211)   (15,818,220)       (280,009)
                                                                            -----------
Net unrealized depreciation on forward positions........................    $(2,170,543)
                                                                            ===========

The table below indicates the Emerging Market Bond Funds' outstanding forward currency contract positions at December 31, 2000:

                                          VALUE ON       VALUE AT        UNREALIZED
                 CONTRACT     MATURITY   ORIGINATION   DECEMBER 31,     APPRECIATION
     CURRENCY     AMOUNTS       DATE        DATE           2000        (DEPRECIATION)
     --------   -----------   --------   -----------   -------------   --------------
Buy    EURO       7,665,000   02/15/01   $6,845,152     $ 7,211,559      $ 366,407
Sell   EURO      (7,665,000)  02/15/01   (6,815,795)     (7,211,559)      (395,764)
                                                                         ---------
Net unrealized depreciation on forward positions....................     $ (29,357)
                                                                         =========

Currency Abbreviations:

EURO  --         European Dollars
FRF   --         French Franc
GBP   --         British Pound

The Emerging Markets Bond Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES: The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with the Adviser. Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200,000,000 of assets, 0.75% for the next $400,000,000 and 0.65% for amounts in excess of $600,000,000 in the case of the High Yield Fund; 0.90% for the first $200,000,000 of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Bond Fund; 1.00% for the Latin America Equity Fund; 0.35% in the case of the New York Municipal Fund, the California Municipal Fund, the National Municipal Fund, the U.S. Securities Fund, the Mortgage Securities Fund and 0.50% in the case of the Total Return Fund. The table below indicates the amount of advisory fee waived for the year ended December 31, 2000:

High Yield Fund.............................................  $61,795
Emerging Markets Bond Fund..................................    5,202
Latin American Equity Fund..................................    3,191
New York Municipal Fund.....................................   44,949
California Municipal Fund...................................   21,834
National Municipal Fund.....................................   23,301
U.S. Government Securities Fund.............................   39,181
Mortgage Securities Fund....................................   58,461
Total Return Fund...........................................    4,389

PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of

54
----------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
each Fund's first $300 million in average daily net assets; 0.11% of each Fund's next $300 million in average daily net assets; 0.08% of each Fund's next $300 million in average daily net assets; 0.05% of each Fund's next $300 million in average daily net assets; and 0.0275% of each Fund's average daily net assets in excess of $1.2 billion. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of administration fee waived by PFPC for the year ended December 31, 2000:

Emerging Markets Bond Fund..................................  $57,065
Latin American Equity Fund..................................   11,669
New York Municipal Fund.....................................   21,400
California Municipal Fund...................................   18,092
National Municipal Fund.....................................   15,931
U.S. Government Securities Fund.............................   12,552
Mortgage Securities Fund....................................   14,962
Total Return Fund...........................................    1,155

PFPC provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of accounting fee waived by PFPC for the year ended December 31, 2000:

Latin American Equity Fund..................................  $15,000
California Municipal Fund...................................   15,000
National Municipal Fund.....................................   15,000
Total Return Fund...........................................    8,750

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive a portion or all of its fees. The table below indicates the amount of transfer agent fee waived by PFPC for the year ended December 31, 2000:

Latin American Equity Fund..................................  $ 3,105
California Municipal Fund...................................    5,868
National Municipal Fund.....................................    5,941
U.S. Government Securities Fund.............................    3,989
Mortgage Securities Fund....................................    3,176
Total Return Fund...........................................    5,125

Shares in each Fund are sold on a continuous basis by the Distributor. Solely, for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, the Advisor class of each Fund is authorized to spend up to 0.25% of its net assets annually in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the year ended December 31, 2000, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor and MSD&T Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own Advisor or MSD&T Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor or MSD&T Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor or MSD&T Shares. For the period ended December 31, 2000, there were $45,445 shareholder servicing fees incurred in the MSD&T Share Class of the High Yield Fund; and $119, $2,614 and $12 in shareholder servicing fees incurred in the Advisor Share Class of the High Yield, Emerging Markets Bond & Latin American Equity Funds, respectively.

OFFITBANK has contractually agreed to limit the expenses of the New York Municipal, California Municipal, National Municipal, U.S. Government Securities and Mortgage Securities Funds to 0.50% of average daily net assets and the Total Return Fund to 0.80% of average daily net assets. In order to maintain these expense limitations, the Adviser has waived some or all of its advisory fee and has also agreed to reimburse the Total Return Fund for expenses in the amount of $3,526.

NOTE 4 -- SECURITIES TRANSACTIONS. For the period ended December 31, 2000, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), were as follows:

                            COMMON STOCKS AND              U.S. GOVERNMENT
                             CORPORATE BONDS                 OBLIGATIONS
                       ---------------------------   ---------------------------
                        PURCHASES        SALES        PURCHASES        SALES
                       ------------   ------------   ------------   ------------
High Yield Fund......  $254,539,505   $586,380,904   $         --   $         --
Emerging Markets Bond
 Fund................   212,353,012    203,763,500             --             --
Latin America Equity
 Fund................     8,312,472     14,046,498             --             --
New York Municipal
 Fund................   188,798,859    173,980,604             --             --
California Municipal
 Fund................    27,083,401     26,329,072             --             --
National Municipal
 Fund................    77,488,256     71,987,616             --             --
U.S. Government
 Securities Fund.....     2,975,969      2,978,438    237,185,893    233,278,804
Mortgage Securities
 Fund................            --             --     15,728,498     28,492,013
Total Return Fund....       493,784        161,580      4,194,813      1,554,086

NOTE 5 -- CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue

                                                                              55
                                                                ----------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
ten billion shares (par value $0.001). Transactions in shares of common stock for the periods ended December 31, 2000 and 1999, respectively, were as follows:

                                     HIGH YIELD FUND SELECT SHARES
                       ---------------------------------------------------------
                               YEAR ENDED                    YEAR ENDED
                            DECEMBER 31, 2000             DECEMBER 31, 1999
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Shares issued........   26,004,963   $ 223,817,195    53,165,517   $ 516,203,976
Shares reinvested....    9,744,453      83,356,445    11,975,142     114,020,009
Shares redeemed......  (75,960,476)   (649,559,341)  (81,064,498)   (767,965,843)
                       -----------   -------------   -----------   -------------
Net decrease.........  (40,211,060)  $(342,385,701)  (15,923,839)  $(137,741,858)
                       ===========   =============   ===========   =============

                                           HIGH YIELD FUND ADVISOR SHARES
                                     -------------------------------------------
                                          YEAR ENDED            PERIOD ENDED
                                       DECEMBER 31, 2000      DECEMBER 31, 1999
                                     ---------------------   -------------------
                                      SHARES      AMOUNT      SHARES     AMOUNT
                                     --------   ----------   --------   --------
Shares issued......................  421,117    $3,379,951       --     $    --
Shares reinvested..................      287         2,277       --          --
Shares redeemed....................  (85,702)     (718,975)    (715)     (7,109)
                                     -------    ----------     ----     -------
Net increase (decrease)............  335,702    $2,663,253     (715)    $(7,109)
                                     =======    ==========     ====     =======

                                      HIGH YIELD FUND MSD&T SHARES
                            -------------------------------------------------
                                  YEAR ENDED               PERIOD ENDED
                               DECEMBER 31, 2000         DECEMBER 31, 1999
                            -----------------------   -----------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                            ---------   -----------   ---------   -----------
Shares issued.............  1,272,983   $11,989,463   1,469,511   $14,718,646
Shares reinvested.........        177         1,568          --            --
Shares redeemed...........   (439,917)   (4,049,907)         --            --
                            ---------   -----------   ---------   -----------
Net increase..............    833,243   $ 7,941,124   1,469,511   $14,718,646
                            =========   ===========   =========   ===========

                               EMERGING MARKETS BOND FUND SELECT SHARES
                        ------------------------------------------------------
                                YEAR ENDED                  YEAR ENDED
                            DECEMBER 31, 2000            DECEMBER 31, 1999
                        --------------------------   -------------------------
                          SHARES         AMOUNT        SHARES        AMOUNT
                        -----------   ------------   ----------   ------------
Shares issued.........   13,391,007   $127,707,176    5,851,325   $ 50,168,407
Shares reinvested.....    1,466,523     13,551,982    1,182,179     10,379,144
Shares redeemed.......  (15,172,397)  (140,936,622)  (6,529,137)   (54,249,530)
                        -----------   ------------   ----------   ------------
Net increase
 (decrease)...........     (314,867)  $    322,536      504,367   $  6,298,021
                        ===========   ============   ==========   ============

                                                       EMERGING MARKET BOND
                                                        FUND ADVISOR SHARES
                                                     -------------------------
                                                           PERIOD ENDED
                                                         DECEMBER 31, 2000
                                                     -------------------------
                                                       SHARES        AMOUNT
                                                     ----------   ------------
Shares issued......................................   1,196,305   $ 11,202,316
Shares reinvested..................................      14,737        136,928
Shares redeemed....................................  (1,210,983)   (11,368,459)
                                                     ----------   ------------
Net increase (decrease)............................          59   $    (29,215)
                                                     ==========   ============

                                  LATIN AMERICA EQUITY FUND SELECT SHARES
                              -----------------------------------------------
                                    YEAR ENDED               YEAR ENDED
                                DECEMBER 31, 2000        DECEMBER 31, 1999
                              ----------------------   ----------------------
                               SHARES      AMOUNT       SHARES      AMOUNT
                              --------   -----------   --------   -----------
Shares issued...............   331,177   $ 3,400,355    792,735   $ 6,590,882
Shares reinvested...........        --            --     13,143       145,620
Shares redeemed.............  (974,241)   (9,263,608)  (874,456)   (7,146,256)
                              --------   -----------   --------   -----------
Net decrease................  (643,064)  $(5,863,253)   (68,578)  $  (409,754)
                              ========   ===========   ========   ===========

                                                          LATIN AMERICA EQUITY
                                                          FUND ADVISOR SHARES
                                                          --------------------
                                                              PERIOD ENDED
                                                           DECEMBER 31, 2000
                                                          --------------------
                                                           SHARES     AMOUNT
                                                          --------   ---------
Shares issued...........................................   27,174    $ 250,000
Shares redeemed.........................................  (27,174)    (254,891)
                                                          -------    ---------
Net decrease............................................       --    $  (4,891)
                                                          =======    =========

                                 NEW YORK MUNICIPAL FUND SELECT SHARES
                         -----------------------------------------------------
                                YEAR ENDED                  YEAR ENDED
                             DECEMBER 31, 2000           DECEMBER 31, 1999
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Shares issued..........   2,604,472   $ 27,546,834    2,640,255   $ 28,065,457
Shares reinvested......     246,717      2,598,167      231,693      2,449,903
Shares redeemed........  (1,646,175)   (17,292,380)  (2,525,660)   (26,588,867)
                         ----------   ------------   ----------   ------------
Net increase...........   1,205,014   $ 12,852,621      346,288   $  3,926,493
                         ==========   ============   ==========   ============

                                  CALIFORNIA MUNICIPAL FUND SELECT SHARES
                              -----------------------------------------------
                                    YEAR ENDED               YEAR ENDED
                                DECEMBER 31, 2000        DECEMBER 31, 1999
                              ----------------------   ----------------------
                               SHARES      AMOUNT       SHARES      AMOUNT
                              --------   -----------   --------   -----------
Shares issued...............   491,483   $ 5,032,813    418,203   $ 4,381,453
Shares reinvested...........    43,750       450,994     35,358       364,877
Shares redeemed.............  (396,581)   (4,070,063)  (146,655)   (1,507,814)
                              --------   -----------   --------   -----------
Net increase................   138,652   $ 1,413,744    306,906   $ 3,238,516
                              ========   ===========   ========   ===========

                                  NATIONAL MUNICIPAL FUND SELECT SHARES
                           ---------------------------------------------------
                                 YEAR ENDED                 YEAR ENDED
                              DECEMBER 31, 2000          DECEMBER 31, 1999
                           -----------------------   -------------------------
                            SHARES       AMOUNT        SHARES        AMOUNT
                           ---------   -----------   ----------   ------------
Shares issued............  1,207,937   $12,475,594      851,833   $  8,882,215
Shares reinvested........     66,217       680,178       66,193        678,632
Shares redeemed..........   (756,096)   (7,749,684)  (1,871,147)   (19,499,510)
                           ---------   -----------   ----------   ------------
Net increase
 (decrease)..............    518,058   $ 5,406,088     (953,121)  $ (9,938,663)
                           =========   ===========   ==========   ============

                             U.S. GOVERNMENT SECURITIES FUND SELECT SHARES
                         -----------------------------------------------------
                                YEAR ENDED                  YEAR ENDED
                             DECEMBER 31, 2000           DECEMBER 31, 1999
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Shares issued..........   2,621,381   $ 25,943,133    2,536,782   $ 25,276,670
Shares reinvested......     175,548      1,740,533      172,355      1,722,886
Shares redeemed........  (2,040,446)   (20,035,267)  (2,123,510)   (21,151,397)
                         ----------   ------------   ----------   ------------
Net increase...........     756,483   $  7,648,399      585,627   $  5,848,159
                         ==========   ============   ==========   ============

                                 MORTGAGE SECURITIES FUND SELECT SHARES
                           ---------------------------------------------------
                                  YEAR ENDED                 YEAR ENDED
                               DECEMBER 31, 2000          DECEMBER 31, 1999
                           -------------------------   -----------------------
                             SHARES        AMOUNT       SHARES       AMOUNT
                           ----------   ------------   ---------   -----------
Shares issued............   1,010,333   $  9,775,574   1,632,551   $16,252,334
Shares reinvested........     227,788      2,221,658     298,196     2,964,170
Shares redeemed..........  (3,199,769)   (31,047,585)   (811,643)   (8,024,428)
                           ----------   ------------   ---------   -----------
Net increase
 (decrease)..............  (1,961,648)  $(19,050,353)  1,119,104   $11,192,076
                           ==========   ============   =========   ===========

                                                           TOTAL RETURN FUND
                                                             SELECT SHARES
                                                         ---------------------
                                                             PERIOD ENDED
                                                           DECEMBER 31, 2000
                                                         ---------------------
                                                          SHARES      AMOUNT
                                                         --------   ----------
Shares issued..........................................  321,147    $3,234,772
Shares reinvested......................................    3,486        35,716
Shares redeemed........................................  (18,119)     (185,000)
                                                         -------    ----------
Net increase...........................................  306,514    $3,085,488
                                                         =======    ==========

NOTE 6 -- OTHER MATTERS. The High Yield Fund, the Emerging Markets Bond Fund and the Latin America Equity Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information

56
----------------

                        THE OFFIT INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the State of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions. These Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated. If either New York or California or any of their local government entities are unable to meet their financial obligations, the income derived by these Funds and their ability to preserve capital and liquidity could be adversely affected.

NOTE 7 -- FEDERAL INCOME TAX INFORMATION (UNAUDITED). During the year ended December 31, 2000, the following funds declared tax-exempt income distributions in the following amounts:

New York Municipal Fund......  $3,144,743
California Municipal Fund....     580,468
National Municipal Fund......     899,779

For corporate shareholders 1.73% of the total ordinary income distributions paid during the fiscal year ended December 31, 2000 for the High Yield Fund qualified for the corporate dividends received deduction.

                                                                              57
                                                                ----------------

                         REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
The OFFIT Investment Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The OFFIT Investment Fund, Inc. (comprising, respectively, OFFIT High Yield Fund, OFFIT Emerging Markets Bond Fund, OFFIT Latin America Equity Fund, OFFIT New York Municipal Fund, OFFIT California Municipal Fund, OFFIT National Municipal Fund, OFFIT U.S. Government Securities Fund, OFFIT Mortgage Securities Fund and OFFIT Total Return Fund) (the "Fund") as of December 31, 2000, and the related statements of operations, statements of changes in net assets, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 1999 and the financial highlights for the periods presented through December 31, 1999 were audited by other auditors whose report dated February 16, 2000 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The OFFIT Investment Fund, Inc. at December 31, 2000, and the results of their operations, changes in their net assets, and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                                          [LOGO]
Philadelphia, Pennsylvania
February 6, 2001

58
----------------

                        THE OFFIT INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Dr. Wallace Mathai-Davis
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Stephen M. Peck
DIRECTOR

Stephen Brent Wells
SECRETARY

Vincent M. Rella
TREASURER

Michael S. Kagan
ASSISTANT TREASURER

David C. Lebisky
ASSISTANT SECRETARY

Gary M. Gardner
ASSISTANT SECRETARY

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, New York 10022

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

ADMINISTRATOR
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIANS
The Chase Manhattan Bank
4 Metro Tech Center, 18th Floor South
Brooklyn, New York, 11245
(OFFIT LATIN AMERICA EQUITY FUND ONLY)

The Bank of New York
100 Church Street, 10th Floor
New York, New York, 10286
(ALL OTHER OFFIT FUNDS)

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.

                        The OFFIT Investment Fund, Inc.
                        400 Bellevue Parkway, Suite 108
                              Wilmington, DE 19809
                                 (800) 618-9510